Exhibit 10.36
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
Research Cross-License Agreement
     This Research Cross-License Agreement (“Agreement”) is made and entered into effective as of September 3, 2003 (the “Effective Date”), by and between Micromet AG, having its principal offices at Staffelseestrasse 2, 81477, Munich, Germany (“Micromet”), Enzon Pharmaceuticals, Inc., having its principal offices at 20 Kingsbridge Road, Piscataway, New Jersey (“Enzon”), and Cambridge Antibody Technology Limited, having its principal offices at The Milstein Building, Granta Park, Cambridgeshire CB1 6GH, England (“CAT”). Micromet, Enzon and CAT each may be referred to herein individually as a “Party,” or collectively as the “Parties.”
     Whereas, pursuant to that certain Non-Exclusive License Agreement by and between Creative BioMolecules, Inc. and CAT dated as of September 5, 1996 (“Original Creative BioMolecules License Agreement”), Creative BioMolecules granted certain non-exclusive license rights to CAT under certain patents relating to Single Chain Antibodies (as defined below);
     Whereas, pursuant to that certain Non-Exclusive License Agreement by and between Enzon and CAT dated as of September 5, 1996 (“Original Enzon License Agreement”), Enzon granted certain non-exclusive license rights to CAT under certain patents relating to Single Chain Antibodies;
     Whereas, Curis, Inc. was the assignee of Creative BioMolecules, Inc., with respect to the Original Creative Bio Molecules License Agreement, and Micromet is the assignee of Curis, Inc. with respect to same;
     Whereas, CAT is the owner of (or licensee of) certain patents and know-how in the field of Antibody Phage Display and is authorised to grant the licenses and other rights to Micromet and Enzon pursuant to the terms of this Agreement;
     Whereas, Micromet and Enzon have entered into a certain Collaboration Agreement, a Cross-License Agreement and Exclusive IP Marketing Agreement (the “Micromet/Enzon IP Marketing Agreement”) each dated as of April 9, 2002, pursuant to which Micromet and Enzon granted to each other certain rights to intellectual property relating to Single Chain Antibody technology and pursuant to which Micromet is authorised to grant the licenses and other rights to CAT pursuant to the terms of this Agreement; and
     Whereas, each of CAT, Micromet and Enzon desires to terminate the Original Creative BioMolecules Agreement and the Original Enzon License Agreement and to grant each other licenses with respect to the intellectual property described herein to use such intellectual property for the purposes of developing and commercializing products under the terms and conditions set forth in this Agreement.

     Now, Therefore, in consideration of the premises and the mutual covenants and agreements herein contained, the Parties agree as follows:
1. Definitions
     When used in this Agreement, capitalized terms will have the meanings as defined below and throughout the Agreement.
     1.1 “Affiliate” means a legal entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. For purposes of this definition only, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a legal entity, whether through the ownership of voting securities or by contract relating to voting rights or corporate governance, or (b) the ownership, directly or indirectly, of more than 50% of the voting securities or other ownership interest of a legal entity; provided that, if local law restricts foreign ownership, control will be established by direct or indirect ownership of the maximum ownership percentage that may, under such local law, be owned by foreign interests.
     1.2 “Antibody” means a molecule or gene encoding such a molecule comprising or containing more than one immunoglobulin variable domain or parts of such domain or any existing or future fragments, variants, modifications or derivatives thereof.
     1.3 “Antibody Product” means any composition or formulation containing or comprising one or more Antibodies in any format for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions or for use as a research reagent.
     1.4 “Antigen” means any structure, including an entire protein, post-translational modifications, lipids, or glyco-lipids, for which Antibody variable domains have binding affinity.
     1.5 “BiTE Product” means any composition or formulation containing or comprising a bi-specific Single Chain Antibody, wherein one arm of the Single Chain Antibody binds to T-cells.
     1.6 “Business Day” means any day (other than a Saturday or Sunday) upon which major commercial banks are open for business in the cities of London and Munich.
     1.7 “CAT Background Know-How” means the Know-How Controlled by CAT relating to the CAT Licensed Patents described in Schedule VI, which the Parties may amend from time to time at their sole discretion in accordance with Section 2.3.
     1.8 “CAT Collaboration Partner” means any Third Party that enters into a Collaboration Agreement with CAT.
     1.9 “CAT Excluded Technology” has the meaning assigned to it in Schedule VIII.
     1.10 “CAT Field Limitations” means those field limitations set forth in Schedule III.

     1.11 “CAT Licensed Patents” means those Patents identified in Schedule II.
     1.12 “CAT Phage Display Improvements” means any Improvement of a Phage Display process or any other technology, process, or methodology (each as claimed in or covered by any of the CAT Licensed Patents, Micromet Supplemental Patents, Enzon Supplemental Patents, CAT Background Know-How, Micromet Supplemental Know-How or Enzon Supplemental Know-How, as the case may be) that satisfies all of the following criteria: (A) is first conceived or reduced to practice within [***] of the Effective Date; provided, however, that upon the request of Micromet or Enzon, as the case may be, at any time during the [***] period following the date that is [***] from the Effective Date and upon demonstration by Micromet or Enzon, as the case may be, of good commercial, technical, or legal reasons for extension of the foregoing [***] period, the Parties agree to negotiate in good faith the potential extension of such period for one (1) additional [***] period, with the consent by the Parties to such extension not to be withheld absent demonstration of good commercial, technical, or legal reasons for opposing such extension; and (B) is developed by or on behalf of CAT or its Affiliates; provided, however, that the foregoing will exclude any such Improvement to the extent that CAT is not permitted to disclose, license or sublicense such improvement, modification or adaptation to Micromet or Enzon, as applicable, as a result of an obligation of CAT to a Third Party.
     1.13 “CAT Research Contractor” means any person or entity engaged by CAT for the purpose of performing research and development activities on a fee-for-service basis on behalf of CAT in accordance with the rights granted to CAT under this Agreement, but excluding any CAT Collaboration Partner.
     1.14 “CAT Research Field” means research and development activities using Phage Display or Ribosome Display to identify and develop Antibody Products for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions; but in each case excluding any research and development activities that (A) involve administration of any SCA Product to humans, (B) use or are directed towards developing CAT Excluded Technology, or (C) are in the CAT Field Limitations.
     1.15 “Collaboration Agreement” means any agreement executed prior to or during the term of this Agreement between a Party and a Third Party under which: (i) (A) in the case of CAT, CAT grants such Third Party a license under one or more CAT Licensed Patents (consistent with the license rights granted hereunder), or (B) in the case of Micromet or Enzon, as applicable, such Party grants such Third Party a license under one or more Patents in the Consolidated Patent Portfolio, or any other relevant intellectual property or other rights Controlled by such Party; and (ii) each party to such agreement performs collaborative research and development obligations related to such licensed rights. For the avoidance of doubt, a Collaboration Agreement will not include a naked license of the Patent rights of a Party hereto.
     1.16 “Consolidated Know-How” means the Know-How Controlled by Micromet relating to the Consolidated Patent Portfolio and described in Schedule VII, which the Parties may amend from time to time at their sole discretion in accordance with Section 2.3.

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     1.17 “Consolidated Patent Portfolio” means those Patents identified in Schedule I, as updated from time to time by Micromet pursuant to Section 5.7.1(b).
     1.18 “Consolidated Patent Portfolio Improvement” means any Improvement to the Consolidated Patent Portfolio that satisfies all of the following criteria: (A) is first conceived or reduced to practice within [***] of the Effective Date; provided, however, that upon the request of CAT at any time during the [***] period following the date that is [***] from the Effective Date and upon demonstration by CAT of good commercial, technical, or legal reasons for extension of the foregoing [***] period, the Parties agree to negotiate in good faith the potential extension of such period for one (1) additional [***] period, with the consent by the Parties to such extension not to be withheld absent demonstration of good commercial, technical, or legal reasons for opposing such extension; and (B) under the Micromet/Enzon IP Marketing Agreement, becomes part of the “Consolidated Patent Portfolio,” as that term is defined in the Micromet/Enzon IP Marketing Agreement; provided, however, that the foregoing will exclude any such Improvement to the extent that Micromet or Enzon is not permitted to disclose, license or sublicense such Improvement as a result of an obligation of such Party to a third party.
     1.19 “Controlled” or “Controls” means, with respect to any Know-How, Patent, or other intellectual property right, possession of the right, whether directly or indirectly, and whether by ownership, license or otherwise, to assign, or grant a license, sublicense or other right to or under, such Know-How, Patent or right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party.
     1.20 “Diagnostic SCA Product” means any SCA Product (including a composition, formulation, device, assay, or other product, excluding Microarrays (as defined in Schedule VIII), which is: (a) intended for sale as an in vitro or in vivo diagnostic or prognostic for use in or in relation to humans, or (b) intended for sale separately from but in support of a therapeutic product for use in or in relation to humans.
     1.21 “Enzon Collaboration Partner” means Micromet or any Third Party that enters into a Collaboration Agreement with Enzon.
     1.22 “Enzon Research Contractor” means any person or entity engaged by Enzon for the purpose of performing research and development activities on a fee-for-service basis on behalf of Enzon in accordance with the rights granted to Enzon under this Agreement, but excluding any Enzon Collaboration Partner.
     1.23 “Enzon Research Field” means research and development activities directed to identify and develop Antibody Products for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions and in each case excluding any research and development activities that (A) involve administration of any Antibody Product to humans, or (B) use or are directed towards developing any Micromet-Enzon Excluded Technology.
     1.24 “Enzon Supplemental Know-How” means any Know-How for which Enzon has exercised its option under Section 2.3.1.

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     1.25 “Enzon Supplemental Patents” means any Patent for which Enzon has exercised its option under Section 5.7.1(a).
     1.26 “Excluded Field” has the meaning assigned to it in Schedule IV.
     1.27 “Excluded Target” has the meaning assigned to it in Section 3.2.4 of this Agreement.
     1.28 “Existing Product Use Agreement” means each agreement between CAT and certain Third Parties in effect as of the date hereof as listed on Schedule XIII.
     1.29 “Exploit” or “Exploitation” means to make, have made, import, export, use, sell, offer for sale, or otherwise dispose of a product, including all discovery, research, development, registration, modification, enhancement, improvement, manufacture, storage, formulation, exportation, transportation, distribution, promotion and marketing activities related thereto.
     1.30 “Gatekeeping Criteria” means the criteria set out in Schedule V, which the relevant Notified Party will use to evaluate a Nominated Target prior to the execution of any Product License Agreement, all as described in greater detail in Section 3.2 of this Agreement.
     1.31 “Improvement” means, as to a Patent or Know-How licensed hereunder, any improvement, modification or adaptation of any technology, process or methodology claimed in or covered by such Patent or Know-How, which may be developed by or on behalf of a Party, its sublicensees or its Affiliates during the Term.
     1.32 “Insolvency Event” means, except for the event of a solvent reorganization or amalgamation, (i) the filing by a Party in court or agency pursuant to any applicable statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of a Party or of its assets, or (ii) the filing by a Third Party against a Party of an involuntary petition in bankruptcy or seeking reorganization, liquidation, dissolution, winding up arrangement, composition or readjustment of such Party’s debts or any other relief under any bankruptcy, insolvency, reorganization or other similar act or law of any jurisdiction now or hereafter in effect, or the issuance of a warrant of attachment, execution or similar process against a Party, and, in each case, only if the applicable petition, warrant of attachment, execution or similar process is not dismissed within ninety (90) days after the filing thereof, or (iii) if any Party proposes or is a Party to any dissolution or liquidation under applicable law, or makes an assignment for the benefit of creditors.
     1.33 “Know-How” means all non-public inventions, data, information, methods, procedures, processes and materials, including but not limited to, biological, chemical, biochemical, toxicological, pharmacological, metabolic, formulation, clinical, analytical and stability information and data (other than such Know-How which is or becomes the subject of a patent or of a provisional or filed patent application or which otherwise becomes public).

     1.34 “Library” means a diverse collection of at least [***] different Antibodies for use in connection with Phage Display, Ribosome Display, or other Platform Technology.
     1.35 “Maintenance Fee Term” means the period commencing on the Effective Date and ending upon the earlier of (i) [***] from the Effective Date or (ii) the date this Agreement terminates or expires pursuant to Section 8.
     1.36 “Major Market Country” means the [***].
     1.37 “Micromet Collaboration Partner” means Enzon or any Third Party that enters into a Collaboration Agreement with Micromet.
     1.38 “Micromet-Enzon Excluded Technology” has the meaning assigned to it in Schedule VIII.
     1.39 “Micromet Research Contractor” means any person or entity engaged by Micromet for the purpose of performing research and development activities on a fee-for-service basis on behalf of Micromet in accordance with the rights granted to Micromet under this Agreement, but excluding any Micromet Collaboration Partner.
     1.40 “Micromet Research Field” means research and development activities directed to identify and develop Antibody Products for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions and in each case excluding (A) any research and development activities that involve administration of any composition or formulation to humans; (B) any research or development activities using or directed towards developing any Micromet-Enzon Excluded Technology.
     1.41 “Micromet Supplemental Know-How” means any Know-How for which Micromet has exercised its option under Section 2.3.1.
     1.42 “Micromet Supplemental Patents” means any Patent for which Micromet has exercised its option under Section 5.7.1(a).
     1.43 “Micromet/Enzon Collaboration Agreement” means that certain Collaboration Agreement between Micromet and Enzon dated as of April 9, 2002.
     1.44 “Micromet/Enzon Cross-License Agreement” means that certain Cross-License Agreement between Micromet and Enzon dated as of April 9, 2002.
     1.45 “[***] Agreement” means that certain license agreement by and between the [***] and CAT dated as of [***], pursuant to which CAT is the exclusive licensee of certain of the CAT Licensed Patents and certain other Know-How related thereto.
     1.46 “Nominated Target” means a Target nominated by a Party pursuant to the terms of Section 3.1.

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     1.47 “Non-SCA Antibody Product Field” means the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions; provided, however, that the foregoing will exclude the CAT Field Limitations.
     1.48 “Non-SCA Antibody Products” means any Antibody Products excluding any SCA Product, BiTE Product, or Microarray.
     1.49 “Notified Party” has the meaning assigned to it in Section 3.2.
     1.50 “Original Creative BioMolecules License Agreement” has the meaning assigned to it in the Recitals.
     1.51 “Original Enzon License Agreement” has the meaning assigned to it in the Recitals.
     1.52 “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction, and (b) any substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like, and any provisional applications, of any such patents or patent applications.
     1.53 “Phage Display” means the technology, process or methodology whereby Antibodies are cloned, expressed, produced and screened on the surface of filamentous bacteriophage.
     1.54 “Platform Technology” means Know-How, technologies, processes or methodologies that are used to clone, express, produce and screen Antibodies by methods other than Phage Display or Ribosome Display.
     1.55 “Primary Application” means a major application of a product containing an Antibody binding to a Target, as ascertained at the time of assessment of such Target as a Nominated Target using objective and reasonable scientific and/or commercial criteria, data and/or information. Primary Application does not mean any minor or incidental application.
     1.56 “Product License Agreement” means the relevant product license agreement as set out in Schedules IX and X.
     1.57 “Requesting Party” has the meaning assigned to it in Section 3.2.
     1.58 “Ribosome Display” means the technology, process or methodology whereby Antibodies are cloned, expressed, produced and screened in vitro involving a step where an Antibody or Antibodies are tested for binding to Antigen when said Antibody or Antibodies are attached to its coding RNA and to ribosomes.
     1.59 “SCA Product” means any composition or formulation containing or comprising one or more Single Chain Antibodies in any format for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions, in each case excluding any BiTE Product and any Microarray.

     1.60 “Single Chain Antibody” or “SCA” means an Antibody having binding affinity for an Antigen whereby such Antibody comprises (i) a polypeptide segment having a light chain variable region, (ii) a polypeptide having a heavy chain variable region, and (iii) at least one peptide linker linking those polypeptides into a single chain polypeptide.
     1.61 “Target” means (i) DNA, all post-transcriptional material encoded by such DNA, including all naturally occurring or disease-associated truncations, mutations, variants, fragments and post-transcriptional modifications thereof (including but not limited to splice variants) and all material encoded by such post-transcriptional material including but not limited to proteins; (ii) the DNA encoding a polypeptide or protein, as identified by a sequence of amino acids, and all post-translational variants thereof including but not limited to glycosylation and phosphorylation modifications, and any complex form thereof; and (iii) any kind of carbohydrates, lipids including any modifications and any complex forms thereof. For the purposes of this Agreement, any [***], including but not limited to, [***] are excluded from this definition.
     1.62 “Term” has the meaning assigned to it in Section 8.1.
     1.63 “Therapeutic SCA Product” means any SCA Product sold for therapeutic or prophylactic use in humans.
     1.64 “Third Party” means any party other than CAT, Enzon, Micromet or their respective Affiliates.
     1.65 “Valid Claim” means (i) any claim of an issued and unexpired patent within the CAT Licensed Patents, Micromet Supplemental Patents, Enzon Supplemental Patents, or Consolidated Patent Portfolio, as the case may be, which has not been held unenforceable or invalid by a court or other governmental agency of competent jurisdiction in a decision that is not appealed or cannot be appealed, and which has not been disclaimed or admitted to be invalid or unenforceable through reissue or otherwise, or (ii) a pending claim in a pending patent application within the CAT Licensed Patents, Micromet Supplemental Patents, Enzon Supplemental Patents or Consolidated Patent Portfolio, as the case may be. Notwithstanding the foregoing clause (ii), in the event that a pending claim in a pending patent application does not issue as a valid and enforceable claim in an issued patent within [***] after the earliest date from which such patent application claims priority, such a pending claim will not be a Valid Claim, unless and until such pending claim subsequently issues as a valid and enforceable claim in an issued patent, in which case such claim will be reinstated and be deemed to be a Valid Claim as of the date of issuance of such patent.
2. Grant Of License
     2.1 Licenses Grant By Micromet.
          2.1.1 Research License To CAT. Subject to the terms and conditions of this Agreement and the CAT Field Limitations, Micromet hereby grants to CAT a nonexclusive,

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worldwide license under the Consolidated Patent Portfolio and the Consolidated Know-How to conduct research and development activities solely within the CAT Research Field. CAT hereby covenants and agrees not to use or sublicense any of its rights under the foregoing license except as expressly permitted in this Agreement.
          2.1.2 No Restriction on CAT Exploitation Rights. For the avoidance of doubt, this Agreement does not restrict CAT, its Affiliates or sublicensees from, or impose a royalty payment obligation on CAT, its Affiliates, or sublicensees with regard to, the Exploitation of Non-SCA Antibody Products in the Non-SCA Antibody Product Field the manufacture, importation, use, or sale of which do not (i) infringe one or more Valid Claims within the Consolidated Patent Portfolio or (ii) utilize the Consolidated Know-How, in each case notwithstanding that such Non-SCA Antibody Products were discovered, researched, or developed by practice of the license rights granted in Section 2.1.1 above.
          2.1.3 Sublicenses by CAT.
               (a) Subject to the terms and conditions of this Agreement, CAT will have the right to grant sublicenses, [***], to any of its rights under the license rights granted in Section 2.1.1 solely in the CAT Research Field or Non-SCA Antibody Product Field, as applicable, and in any case subject to the CAT Field Limitations, to any:
                    (i) Affiliate of CAT;
                    (ii) CAT Collaboration Partner, (including any Collaboration Partner which has entered into a Collaboration Agreement with CAT prior to the Effective Date) only in connection with a license by CAT to such CAT Collaboration Partner of (A) a [***], (B) technology and material relating to [***], or (C) any Antibody or Antibodies generated by [***] or [***];
                    (iii) CAT Research Contractor, only as reasonably necessary to enable such CAT Research Contractor to provide services to CAT, any CAT Affiliate or CAT Collaboration Partner; or
                    (iv) Third Party which is a successor to all or substantially all of CAT’s business relating to Microarrays (in relation to the [***] additional Nominated Targets for Diagnostic SCA Products described in Section 3.1.1 (b) below only).
               (b) CAT may grant up to [***] sublicenses (such number, the “CAT Sublicense Allowance”) under this Section 2.1.3, [***] to CAT Collaboration Partners irrespective of whether any of such sublicenses are subsequently terminated. For the purpose of calculating the CAT Sublicense Allowance, each agreement in which CAT grants such a sublicense to a CAT Collaboration Partner will count as a single sublicense, irrespective of the number of intellectual property rights sublicensed therein. After CAT has exhausted the CAT

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Sublicense Allowance, CAT may grant further sublicenses under this Section 2.1.3 to CAT Collaboration Partners; provided, however, that for each such additional sublicense agreement, CAT will pay to Micromet a sublicense fee in the amount of US$[***] within [***] days of execution of such sublicense agreement and an annual sublicense maintenance fee of US$[***], payable within [***] days of each anniversary of the effective date of the applicable sublicense agreement, until the termination of such sublicense or the last to expire Valid Claim licensed under such sublicense agreement, whichever occurs first.
               (c) Any sublicense made pursuant to this Section 2.1.3 will be consistent with the terms and conditions of this Agreement and will impose on the sublicensee the obligations of CAT contained in Sections 2.1.4, 5.3, 5.5, 5.7.2, and 7 of this Agreement. CAT will provide Micromet with the identity of each Third Party licensee of CAT that receives a sublicense of the rights under this Section 2.1.3 within [***] days of execution of the applicable agreement.
          2.1.4 Limitations; Reservation of Rights
               (a) CAT will not: (i) use or sublicense any of its rights to the Consolidated Patent Portfolio or the Consolidated Know-How for the purpose of developing or commercializing any BiTE Product for any use (including, without limitation, use by or a sublicense to an Affiliate); (ii) use or sublicense any of its rights to the Consolidated Patent Portfolio or the Consolidated Know-How for the purpose of developing or commercializing any (A) SCA Product or (B) any Antibody Product having application in the CAT Field Limitations; or (iii) sublicense any of its rights to the Consolidated Patent Portfolio or the Consolidated Know-How to any Third Party, except as otherwise provided herein.
               (b) Except for the rights specifically granted herein, Micromet reserves all rights to the Consolidated Patent Portfolio Controlled by it and the Consolidated Know-How and reserves the right to utilize or allow Third Parties to utilize the Consolidated Patent Portfolio and the Consolidated Know-How consistent with the terms of this Agreement and any agreement with Enzon related to such Consolidated Patent Portfolio and the Consolidated Know-How. No implied licenses are granted under this Agreement.
          2.1.5 Expiration of CAT Field Limitations. The Parties agree and acknowledge that a particular product or area listed in the CAT Field Limitations may, from time to time during the Term, become available for licensing by Micromet to CAT. In such event, Micromet will inform CAT in writing within [***] days of such availability and, at the written request of CAT, will remove such product or area from the list of CAT Field Limitations. At such time, such product or area will be included in the CAT Research Field (subject to the limitations set forth in the definition of the CAT Research Field) and CAT will be licensed to use the product or area in accordance with this Agreement, subject to the terms and conditions of this Agreement.

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          2.1.6 Expansion of CAT Research Field. If CAT desires to add a Platform Technology (in addition to Phage Display and Ribosome Display) to the list of technologies included in the definition of “CAT Research Field” in Section 1 of this Agreement, then CAT will give Micromet written notice of such desire, which notice will specify all relevant technical and scientific information pertaining to the applicable Platform Technology in sufficient detail to permit Micromet reasonably to assess the effect of such inclusion. Within [***] days after delivery of such notice to Micromet, CAT and Micromet will undertake good faith negotiations regarding the inclusion of such Platform Technology in the CAT Research Field; provided, however, that nothing herein will obligate to the Parties to include such Platform Technology in this Agreement.
     2.2 Research License Grant By CAT.
          2.2.1 To Micromet and Enzon.
               (a) Subject to the terms and conditions of this Agreement and the Excluded Field, CAT hereby grants to Micromet a nonexclusive, worldwide license under the CAT Licensed Patents, the Micromet Supplemental Patents, CAT Background Know-How and Micromet Supplemental Know-How to conduct research and development activities solely within the Micromet Research Field. Micromet hereby covenants and agrees not to use or sublicense any of its rights under the foregoing license except as expressly permitted in this Agreement.
               (b) Subject to the terms and conditions of this Agreement and the Excluded Field, CAT hereby grants to Enzon a nonexclusive, worldwide license under the CAT Licensed Patents, Enzon Supplemental Patents, Micromet Supplemental Know-How and CAT Background Know-How to conduct research and development activities solely within the Enzon Research Field. Enzon hereby covenants and agrees not to use or sublicense any of its rights under the foregoing license except as expressly permitted in this Agreement.
          2.2.2 Sublicenses by Micromet.
               (a) Subject to the terms and conditions of this Agreement, Micromet will have the right to grant a sublicense ([***]) to any of its rights under the license granted in Section 2.2.1(a) solely in the Micromet Research Field to any:
                    (i) Micromet Affiliate;
                    (ii) Micromet Collaboration Partner (including any Collaboration Partner which has entered into a Collaboration Agreement with Micromet prior to the Effective Date), only in connection with a license by Micromet to such Micromet Collaboration Partner of either (A) the Consolidated Patent Portfolio (in whole or in part) or (B) other relevant intellectual property or other rights Controlled by Micromet, in each case to the extent reasonably necessary for the performance by such Micromet Collaboration Partner of any

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activities related to the research and development of products for potential license under the terms of a Product License Agreement; or
                    (iii) Micromet Research Contractor to enable such Micromet Research Contractor to provide services to Micromet, or any Micromet Affiliate or Micromet Collaboration Partner.
               (b) Micromet may grant up to [***] sublicenses (such number, the “Micromet Sublicense Allowance”) under this Section 2.2.2, [***] to Micromet Collaboration Partners irrespective of whether any of such sublicenses are subsequently terminated. For the purpose of calculating the Micromet Sublicense Allowance, each agreement in which Micromet grants such a sublicense to a Micromet Collaboration Partner will count as a single sublicense, irrespective of the number of intellectual property rights sublicensed therein. After Micromet has exhausted the Micromet Sublicense Allowance, Micromet may grant further sublicenses under this Section 2.2.2 to Micromet Collaboration Partners; provided, however, that for each such additional sublicense agreement, Micromet will pay to CAT a sublicense fee in the amount of US$[***] within [***] days of execution of such sublicense agreement and an annual sublicense maintenance fee of US$[***], payable within [***] days of each anniversary of the effective date of the applicable sublicense agreement, until the termination of such sublicense or the last to expire Valid Claim licensed under such sublicense agreement, whichever occurs first.
               (c) Any sublicense made pursuant to this Section 2.2.2 will be consistent with the terms and conditions of this Agreement and will impose on the sublicensee the obligations of Micromet contained in Sections 5.3, 5.6, 5.7.2 and 7 of this Agreement. Micromet will provide CAT with the identity of each Third Party licensee of Micromet that receives a sublicense of the rights under this Section 2.2.2 within [***] days of execution of the applicable agreement.
          2.2.3 Sublicenses by Enzon.
               (a) Subject to the terms and conditions of this Agreement, Enzon will have the right to grant a sublicense ([***]) to any of its rights under the license granted in Section 2.2.1(b) solely in the Enzon Research Field to any:
                    (i) Enzon Affiliate;
                    (ii) Enzon Collaboration Partner (including any Collaboration Partner which has entered into a Collaboration Agreement with Enzon prior to the Effective Date), only in connection with a license by Enzon of either (A) the Consolidated Patent Portfolio (in whole or in part) or (B) other relevant intellectual property or other rights Controlled by Enzon, in each case to the extent reasonably necessary for the performance by such Enzon Collaboration Partner of any activities related to the research and development of products for potential license under the terms of a Product License Agreement; or

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                    (iii) Enzon Research Contractor to enable such Enzon Research Contractor to provide services to Enzon any Enzon Affiliate or Enzon Collaboration Partner.
               (b) Enzon may grant up to [***] sublicenses (such number, the “Enzon Sublicense Allowance”) under this Section 2.2.3, [***], to Enzon Collaboration Partners irrespective of whether any of such sublicenses are subsequently terminated. For the purpose of calculating the Enzon Sublicense Allowance, each agreement in which Enzon grants such a sublicense to an Enzon Collaboration Partner will count as a single sublicense, irrespective of the number of intellectual property rights sublicensed therein. After Enzon has exhausted the Enzon Sublicense Allowance, Enzon may grant further sublicenses under this Section 2.2.3 to Enzon Collaboration Partners; provided, however, that for each such additional sublicense agreement, Enzon will pay to CAT a sublicense fee in the amount of US$[***] within [***] days of execution of such sublicense agreement and an annual sublicense maintenance fee of US$[***], payable within [***] days of each anniversary of the effective date of the applicable sublicense agreement, until the termination of such sublicense or the last to expire Valid Claim licensed under such sublicense agreement, whichever occurs first.
               (c) Any sublicense made pursuant to this Section 2.2.3 will be consistent with the terms and conditions of this Agreement and will impose on the sublicensee the obligations of Enzon and grant CAT the rights contained in Sections 5.3, 5.6, 5.7.2 and 7 of this Agreement. Enzon will provide CAT with the identity of each Third Party licensee of Enzon that receives a sublicense of the rights under this Section 2.2.3 within [***] days of execution of the applicable agreement.
          2.2.4 Expiration of Field Limitations on Micromet/Enzon. CAT will notify Micromet and Enzon promptly if:
               (a) CAT ceases to be bound by the Excluded Field restriction pursuant to its agreement with [***] dated [***]; or
               (b) CAT no longer needs to exclude Research Products from the license granted hereunder pursuant to its agreement with [***] (now known as [***]) dated [***] (the “[***] License Agreement”), a copy of which has been provided to Micromet and Enzon by CAT as of the Effective Date. CAT will promptly notify Micromet and Enzon of any modification or amendment to the [***] License Agreement and deliver to Micromet a redacted copy of any such amended agreement.
     The restrictions set out in this Agreement relating to the Excluded Field or Research Products set forth above (as the case may be) will, subject to any other restrictions on CAT and to the provisions of this Agreement, cease to apply from the date of removal of such restriction pursuant to the terms of the foregoing agreements.
          2.2.5 Limitations; Reservation of Rights. Except for the rights specifically granted herein, CAT reserves all rights to all CAT Licensed Patents, Micromet Supplemental Patents and Enzon Supplemental Patents (each as Controlled by it) and the CAT Background

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Know-How, Micromet Supplemental Know-How, Enzon Supplemental Know-How and reserves the right to utilize or allow Third Parties to utilize the CAT Licensed Patents, Micromet Supplemental Patents, Enzon Supplemental Patents, Micromet Supplemental Know-How, Enzon Supplemental Know-How and CAT Background Know-How consistent with the terms of this Agreement. No implied licenses are granted under this Agreement.
     2.3 Know-How Transfer.
          2.3.1 Within ninety (90) days after the Effective Date, CAT will disclose in writing and deliver to Micromet and Enzon all CAT Background Know-How. CAT may during the Term at its sole discretion propose to each of Micromet and Enzon that additional CAT Background Know-How (developed by or on behalf of CAT after the Effective Date) be disclosed to Micromet and/or Enzon. Each of Micromet and Enzon will be entitled to accept or reject such additional Know-How at its sole discretion. If Micromet accepts such additional Know-How, then such Know-How will be deemed Micromet Supplemental Know-How and this Agreement will be amended to reflect such addition in accordance with Section 11.5 (but without the need for the consent of Enzon). If Enzon accepts such additional Know-How, then such Know-How will be deemed Enzon Supplemental Know-How and this Agreement will be amended to reflect such addition in accordance with Section 11.5 (but without the need for the consent of Micromet).
          2.3.2 Within ninety (90) days after the Effective Date, Micromet will disclose in writing and deliver to CAT all Consolidated Know-How. Micromet may during the Term at its sole discretion propose to CAT that additional Consolidated Know-How (developed by or on behalf of Micromet after the Effective Date) be disclosed to CAT and added to Schedule VII CAT will be entitled to accept or reject such additional Know-How at its sole discretion. If CAT accepts such additional Know-How, then Schedule VII of this Agreement will be amended in accordance with Section 11.5.
3. Target Selection
     3.1 Identification and Allocation of Targets. During the Term, each Party will have the right, at its discretion, to nominate one or more Targets for which it desires (or may desire) to enter into a Product License Agreement for the commercial development of an Antibody Product, in accordance with and subject to the terms and conditions of this Agreement. The Parties agree and acknowledge that potential Targets to be nominated under this Agreement will be allocated among the Parties as set forth in this Section 3.1.
          3.1.1 CAT will have the right, at its discretion, to identify by written notice to Micromet (a) up to [***] Nominated Targets for which it intends to commercially develop SCA Products by itself or with or through a Third Party, and (b) up to [***] additional Nominated Targets for which it intends to commercially develop Diagnostic SCA Products by itself or with or through a Third Party. For the avoidance of doubt, CAT may identify a Nominated Target for

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which it intends to commercially develop Diagnostic SCA Products under either of the foregoing clauses (a) and (b), at its discretion.
          3.1.2 Micromet, with the consent of Enzon, will have the right, at its discretion, to identify by written notice to CAT up to [***] Nominated Targets for the commercial development of Antibody Products with or through Enzon pursuant to the Micromet/Enzon Collaboration Agreement.
          3.1.3 Micromet will have the right, at its discretion, to identify by written notice to CAT up to [***] Nominated Targets for which it intends to commercially develop Antibody Products by itself or with or through a Third Party but not otherwise pursuant to the Micromet/Enzon Collaboration Agreement.
          3.1.4 Enzon will have the right, at its discretion, to identify by written notice to CAT up to [***] Nominated Targets for which it intends to commercially develop Antibody Products by itself or with or through a Third Party.
     Notwithstanding anything to the contrary herein, in the event of the expiration or termination of the Micromet/Enzon Collaboration Agreement, any Targets remaining available for selection under Section 3.1.2 will be allocated equally between each of Enzon and Micromet, it being understood that if the number of remaining Targets is an odd number, then such number will be reduced by one (1) if Enzon and Micromet are unable to agree the allocation for such remaining Targets.
     3.2 Notice and Selection Procedures.
          3.2.1 General. At any time and from time to time during the Term, the Parties may request to pursue a Nominated Target by giving written notice thereof to the applicable Party (a “Request Notice”) in accordance with the following: (i) CAT may provide a Request Notice to Micromet that it seeks to pursue a Nominated Target itself or with or through a Third Party by obtaining a Product License Agreement under the Consolidated Patent Portfolio and the Consolidated Know-How; (ii) Micromet may provide a Request Notice to CAT that it seeks to pursue a Nominated Target itself or with or through a Third Party by obtaining a Product License Agreement under the CAT Licensed Patents, CAT Background Know-How, Micromet Supplemental Patents, and Micromet Supplemental Know-How; (iii) Micromet may provide a Request Notice to CAT that it seeks to pursue a Nominated Target on behalf of Micromet and Enzon pursuant to the Micromet/Enzon Collaboration Agreement (in which case Micromet will so indicate to CAT) by obtaining a Product License Agreement under the CAT Licensed Patents, CAT Background Know-How, Micromet Supplemental Patents and Micromet Supplemental Know-How; and (iv) Enzon may provide a Request Notice to CAT that it seeks to pursue a Nominated Target itself or with or through a Third Party by obtaining a Product License Agreement under the CAT Licensed Patents, CAT Background Know-How, Enzon Supplemental Patents and Enzon Supplemental Know-How. In each of the foregoing cases, the Party providing such Request Notice relating to the requested Nominated Target will be referred

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to herein as a “Requesting Party” and the Party to whom such notification was sent will be referred to herein as the “Notified Party.” Each Request Notice provided hereunder will contain, at a minimum, a full description of the applicable Nominated Target (including a GenBank® accession number, an amino acid sequence, or similar information which uniquely identifies such Nominated Target), the proposed use by the Requesting Party of such Nominated Target, and for any Request Notice submitted to CAT hereunder by Micromet or Enzon, a representation and warranty that the Requesting Party believes as of the date of its request made under this Section that (a) it is not developing and does not intend to develop an Antibody Product directed at the Nominated Target in the Excluded Field; (b) its primary purpose in using the CAT Licensed Patents in respect of the Nominated Target is outside the Excluded Field; (c) it has provided CAT with the information described above to allow CAT (i) to conduct an assessment of the [***] and (ii) to subject the Nominated Target to such [***] or other customary scientifically established techniques as may be used to determine whether or not the [***] of the Nominated Target is [***]; and (d) it believes that the Primary Application of the Nominated Target is [***]. Each Request Notice for a Product License Agreement must be submitted by the Requesting Party with sufficient time to allow for the execution of a Product License Agreement prior to the earlier of (i) the [***] of any composition or formulation comprising the relevant Antibody Product [***] or (ii) the beginning of studies required to [***] Antibody Product.
          3.2.2 Requests by Micromet and/or Enzon to CAT. Upon receipt by CAT of a Request Notice from either Micromet or Enzon, CAT will review the Nominated Target in accordance with this Section 3.2.2.
               (a) CAT will evaluate the Nominated Target with respect to the Gatekeeping Criteria within [***] Business Days of receiving the relevant Request Notice. During such [***]-Business Day period, CAT will: (i) subject such Nominated Target to such [***] or other customary or scientifically established techniques as CAT in its sole discretion may determine in order to confirm that a [***] of such Nominated Target to which an Antibody Product is directed is [***]; (ii) conduct an assessment of such Nominated Target using information available to CAT to determine the Nominated Target’s [***] and the intended or actual use of [***]; and (iii) request such other information as it may reasonably determine is necessary to confirm that the [***] of the Nominated Target is not in [***].
               (b) Before the expiry of the [***]-Business Day period described in Section 3.2.2(a) CAT will either: (i) notify the Requesting Party in writing that the Nominated Target has passed the Gatekeeping Criteria and does [***], in which case CAT will execute the applicable Product License Agreement for the Nominated Target within such time period or such longer time period as provide in Section 3.2.2(c) below; or (ii) notify the Requesting Party in writing that the applicable Nominated Target has not passed the Gatekeeping Criteria or that [***] of the Nominated Target is [***] in which case CAT will not execute a Product License Agreement for the Nominated Target, as applicable. In the event that a Nominated Target fails to pass the Gatekeeping Criteria, CAT will notify the Requesting Party as to the specific Gatekeeping Criteria that form the basis for such failure.

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               (c) Upon any determination by CAT under Section 3.2.3(b)(i) above, CAT agrees that the Requesting Party may execute the applicable Product License Agreement for the Nominated Target at any time during the [***] period commencing upon the receipt by the Requesting Party of notice of such determination. During such [***] period, CAT will execute the applicable Product License Agreement for the Nominated Target (upon execution of the Product License Agreement by the Requesting Party) will not take any action to cause a change to the status of such Nominated Target. If, following a determination by CAT under Section 3.2.3(b)(i), it is subsequently discovered that the Nominated Target in question does in fact have a [***], then such discovery will not be deemed in breach of any provision of this Agreement and CAT may not refuse to enter into a Product License Agreement because of such subsequent discovery.
          3.2.3 Requests by CAT to Micromet. Upon receipt by Micromet of a Request Notice from CAT, Micromet and Enzon will review the Nominated Target in accordance with this Section 3.2.3.
               (a) Micromet and Enzon will evaluate the Nominated Target with respect to the Gatekeeping Criteria within [***] Business Days of receiving the relevant Request Notice.
               (b) Before the expiry of the [***]-Business Day period described in Section 3.2.3(a) Micromet will either: (i) notify CAT in writing that Micromet will execute a Product License Agreement for the Nominated Target; or (ii) notify CAT in writing that the applicable Nominated Target has not passed the Gatekeeping Criteria, in which case Micromet will not execute a Product License Agreement, as applicable. In the event that a Nominated Target fails to pass the Gatekeeping Criteria, Micromet will notify CAT as to the specific Gatekeeping Criteria that form the basis for such failure.
               (c) Upon any determination by Micromet under Section 3.2.3(b)(i) above, Micromet agrees that CAT may execute the applicable Product License Agreement for the Nominated Target at any time during the [***] period commencing upon the receipt by the CAT of notice of such determination. During such [***] day-period, Micromet will execute the applicable Product License Agreement for the Nominated Target (upon execution of the Product License Agreement by CAT) and will not take any action to cause a change to the status of such Nominated Target.
          3.2.4 Excluded Targets. Where a Nominated Target is rejected for any reason by a Notified Party in accordance with the terms set out above in this Section 3.2 (such rejected Target to be known as an “Excluded Target”) the following provisions will apply.
               (a) The Requesting Party will be entitled to nominate one or more additional Nominated Targets as potential replacements for such Excluded Target until the Notified Party accepts one replacement Target for issuance of a Product License Agreement pursuant to the procedures described in this Section 3.2. Any Nominated Target identified as

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such a replacement will not count towards the Requesting Party’s limited number of Nominated Targets under Section 3.1 above.
               (b) The Parties agree and acknowledge that a particular Target will no longer be an Excluded Target upon the occurrence of one of the following events: (i) the expiration or termination or amendment of a collaboration or license agreement that was the basis of an exclusion pursuant to the Gatekeeping Criteria, (ii) abandonment by the Notified Party of its interest in such Target, or (iii) for a Target designated an Excluded Target due to the Notified Party’s negotiations with a Third Party, upon termination of discussions with such Third Party, or if such Notified Party does not, within [***] months from the date of rejection of the Nominated Target, execute an agreement under which a Third Party is granted a license to develop, co-develop with such Notified Party, or commercialize an Antibody Product to such Excluded Target, (each, a “Status Change”). Upon any Status Change of a Target for which the Notified Party previously had received a request from the Requesting Party and subsequently rejected such request, the Notified Party will inform the Requesting Party in writing within [***] of such Status Change having occurred and, at the written request of such Requesting Party, will reconsider such Nominated Target as of such date of such Status Change under the procedures set forth in Section 3.2.
     3.3 Product License Agreement. If a Nominated Target is cleared through the procedure set out above and the Requesting Party wishes to enter into a Product License Agreement, then:
               (a) if Micromet or Enzon submitted such Nominated Target, then the relevant Parties will enter into a Product License Agreement in the form attached as Schedule IX;
               (b) if CAT submitted such Nominated Target for the purpose of obtaining a license for both Diagnostic SCA Products and Therapeutic SCA Products in respect of such Target, then Micromet and CAT will enter into a Product License Agreement in the form attached as Schedule X; or
               (c) if CAT submitted such Nominated Target for the purpose of obtaining a license solely for Diagnostic SCA Products in respect of such Nominated Target pursuant to clause (b) of Section 3.1.1, then Micromet and CAT will enter into a Product License Agreement in the form attached as Schedule X with all rights and obligations in respect of Therapeutic SCA Products deleted by the Parties prior to execution (it being understood that Micromet will not grant any rights to develop and commercialize such Therapeutic SCA Products under the agreement).
               (d) In the cases described in clause (a) through (c) above, the Parties thereto will revise the applicable form of Product License Agreement prior to the execution thereof to reflect the then-existing Patents to be licensed and any modifications to any field

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limitations imposed by Third Party agreements as described herein as of the effective date of such Product License Agreement.
     3.4 Records Retention. Each Party will maintain complete and accurate lab books and other records in sufficient detail to confirm the accuracy of any determination with regard to the procedures and criteria set forth in Section 3 (including, without limitation, the Gatekeeping Criteria), which will be retained by such Party until [***] years after the end of this Agreement.
     3.5 Financial Records, Audit. Each Party will at all times keep or cause or procure to be kept and for at least [***] years retain accurate data, accounts and supporting documentation for payment of the fees payable pursuant to Section 4.1, Section 4.2, and Sections 2.1.3(b), 2.2.2(b) and 2.3.2(b), as applicable (collectively, “Records”), to the extent such Records are reasonably required for the computation and verification of such sums payable. Each Party (to whom amounts are payable hereunder) will give to or procure for a requesting Party’s nominated representative, upon reasonable request in writing and no more than [***], access to its facilities during normal business hours to inspect all Records kept in accordance with this Section 3.5 and to make copies or to take extracts from these Records. However, a requesting Party’s nominated representative will not disclose to any other Party or any Third Party any Confidential Information belonging to the Party providing such information but will merely report on any under or over payment discovered as a result of his inspection. The requesting Party will bear all costs of such audit, unless the audit reveals an underpayment of more than [***]% from payments otherwise due and payable hereunder, in which case the audited Party will bear the cost of the audit.
     3.6 Confidentiality. A Notified Party will treat all information provided under Section 3 by a Requesting Party (including, without limitation, the identity of the Requesting Party, the nature and existence of the request and the identity of the Nominated Target) in accordance with the confidentiality provisions of Section 7. A Requesting Party will treat all information provided under Section 3 by a Notified Party with regard to an Excluded Target in accordance with the confidentiality provisions of Section 7; provided, however, that the foregoing restrictions will not apply in any way to limit disclosure of information by and between Enzon and Micromet in the event Micromet is the Requesting Party on behalf of Micromet and Enzon pursuant to the Micromet/Enzon Collaboration Agreement or any agreement related thereto; provided, further that nothing in this Section 3.6 or Section 7 will in any way limit a Requesting Party’s ability to disclose that it is developing a product against a Nominated Target that has satisfied the procedures and criteria set forth in Section 3.2. Each Requesting Party will cause any Third Party performing a review of materials subsequent to a rejection of a Nominated Target pursuant to Sections 3.2.2(b) or 3.2.3(b), or an enquiry pursuant to Sections 3.5 or 3.7, to enter into a confidentiality agreement with the applicable Notified Party (including, at such Requesting Party’s election, the option to require that the Third Party not disclose such materials to the Requesting Party except for any summary conclusions relating thereto), to protect against improper use or disclosure of any information disclosed in the course of such review or audit.

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     3.7 Gatekeeping Disputes and Remedies. Any dispute arising out of or relating to a Notified Party’s determination that [***] will, if the dispute resolution measures described in Section 11.3.2 of this Agreement are unsuccessful, be resolved by the process described in this Section 3.7.
          3.7.1 Within [***] following a notice from the Notified Party that [***], the Requesting Party may notify the Notified Party that it wishes [***] (neither affiliated with nor engaged by any Party to the dispute) having at least [***] to make such enquiries of the Notified Party as may be reasonably necessary for [***] to be able to [***] had been [***] in respect of [***]. The [***] will be appointed by the Requesting Party and [***].
          3.7.2 Each of [***] and [***] will provide such [***] as is reasonably requested [***]. The [***] in accordance with Section 3.7.3 below and will not [***] in respect of the [***]. The [***] with such [***]. Notwithstanding the foregoing, the [***] if to do so [***] may have with any other [***].
          3.7.3 The [***] within [***] days after appointment by the [***]. Such confirmation will be made with one of the following [***] described in the preceding clause (a) or (b). If the [***] and will be given one (1) additional [***]-day period (beginning on the date of its determination pursuant to clause (c)) [***] and provide the [***] as set out above. If the [***] will be responsible for the [***] and the [***], except as otherwise provided in this Agreement. If the [***] that the [***] did not [***] will be [***] in relation to the

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     [***] (provided that the [***] is not [***] in relation to [***], in which case the [***] will be subject to those [***]) [***] will be responsible for the [***].
4. Payments; Annual Report
     4.1 Upfront License Fees.
          4.1.1 By CAT. On the Effective Date, CAT will pay to Micromet a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants set forth herein.
          4.1.2 By Micromet. On the Effective Date, Micromet will pay to CAT a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants and other obligations set forth herein.
          4.1.3 By Enzon. On the Effective Date, Enzon will pay to CAT a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants set forth herein.
          4.1.4 Payment Offset. The Parties agree that any payments payable by a Party in accordance with Section 4.1 will be offset against any payments which may be due to that Party under Section 4.1.
          4.1.5 Withholdings. The Parties agree that, in all cases, the net payment made by CAT in Section 4.1.1 will equal the aggregate payments made by Micromet and Enzon together under Section 4.1.2 and 4.1.3, respectively, which is intended to make such payments cash flow neutral. If each of the following applies: (a) CAT is required to deduct and pay to a revenue authority any Withholding Tax pursuant to Section 4.5.1 on account of any payment made to Micromet under Section 4.1.1, (b) Micromet is not able to claim a credit or reimbursement for such tax, and (c) Sections 4.5.3 or 4.5.4 do not apply, (such Withholding Tax, a “CAT Deduction”), then Micromet and Enzon will be entitled to withhold on a pro rata basis from any payment due to CAT under Section 4.1.2 and Section 4.1.3, respectively, in an aggregate amount equal to the CAT Deduction until such time as the CAT Deduction is paid by CAT to Micromet. If either Micromet or Enzon is required to deduct and pay to a revenue authority any Withholding Tax pursuant to Section 4.5.1 on account of any payment made to CAT under Section 4.1.2 or 4.1.3, respectively, (b) CAT is not able to claim a credit or reimbursement for such tax, and (c) Sections 4.5.3 or 4.5.4 do not apply, (such Withholding Tax, a “Micromet/Enzon Deduction”), then CAT will be entitled to withhold from any payment due to Micromet under Section 4.1.1 an aggregate amount equal to the Micromet/Enzon Deduction until such time as the Micromet/Enzon Deduction is paid by Micromet or Enzon to CAT.

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4.2 License Maintenance Fees.
          4.2.1 By CAT. On the first Business Day following each anniversary of the Effective Date during the Maintenance Fee Term, CAT will pay to Micromet a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants set forth herein. CAT’s payment obligation in this Section 4.2.1 will expire upon expiration of the Maintenance Fee Term, or upon relinquishment by CAT of its rights as set forth in Section 8.3.
          4.2.2 By Micromet. On the first Business Day following each anniversary of the Effective Date during the Maintenance Fee Term, Micromet will pay to CAT a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants and other obligations set forth herein. Micromet’s payment obligation in this Section 4.2.2 will expire upon expiration of the Maintenance Fee Term, or upon relinquishment by Micromet of its rights as set forth in Section 8.3.
          4.2.3 By Enzon. On the first Business Day following each anniversary of the Effective Date during the Maintenance Fee Term, Enzon will pay to CAT a non-refundable, non-creditable license fee in the amount of US$[***] in consideration of the license grants set forth herein. Enzon’s payment obligation in this Section 4.2.3 will expire upon expiration of the Maintenance Fee Term, or upon relinquishment by CAT of its rights as set forth in Section 8.3.
          4.2.4 Payment Offset. The Parties agree that any payments payable by a Party in accordance with Section 4.2 will be offset against any payments which may be due to that Party under Section 4.2.
          4.2.5 Withholdings. The Parties agree that, in all cases where Micromet, CAT and Enzon are parties to this Agreement, the net payment made by CAT in Section 4.2.1 will equal the aggregate payments made by Micromet and Enzon together under Section 4.2.2 and 4.2.3, respectively, which is intended to make such payments cash flow neutral for so long as each of Enzon, Micromet and CAT are parties to this Agreement. In each case (whether or not both Micromet and Enzon remain parties to this Agreement), if CAT is required to deduct and pay to a revenue authority any Withholding Tax pursuant to Section 4.5.1 on account of any payment made to Micromet under Section 4.2.1, (b) Micromet is not able to claim a credit or reimbursement for such tax, and (c) Sections 4.5.3 or 4.5.4 do not apply, (such Withholding Tax, a “CAT Fee Deduction”), then Micromet and Enzon, as the case may be, will be entitled to withhold on a pro rata basis from any payment due to CAT under Section 4.2.2 and Section 4.2.3 (to the extent that such payments are due and payable), respectively, in an aggregate amount equal to the CAT Fee Deduction until such time as the CAT Fee Deduction is paid by CAT to Micromet. If either Micromet or Enzon is required to deduct and pay to a revenue authority any Withholding Tax pursuant to Section 4.5.1 on account of any payment made to CAT under Section 4.2.2 or 4.2.3, respectively, (b) CAT is not able to claim a credit or reimbursement for such tax, and (c) Sections 4.5.3 or 4.5.4 do not apply, (such Withholding Tax, a “Micromet/Enzon Fee Deduction”) on account of any payment to be made to CAT, then CAT will be entitled to withhold from any payment due to Micromet under Section 4.2.1 an aggregate

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amount equal to the Micromet /Enzon Fee Deduction until such time as the Micromet/Enzon Fee Deduction is paid by Micromet or Enzon to CAT.
     4.3 Payment.
          4.3.1 Payment Method. All amounts due hereunder will be paid in Euros by wire transfer in immediately available funds to an account designated by the receiving Party. Any payments or portions thereof due hereunder which are not paid on the date such payments are due will bear interest from the due date until the date of payment at the rate which is the lower of (i) [***] percentage points above the overnight London Interbank Offering Rate in effect on the due date or (ii) the highest rate permitted by applicable law.
          4.3.2 Currency Conversion for Payments. For any currency conversion required in connection with any payment hereunder, such conversion will be made at the prevailing commercial rate of exchange for purchasing the currency into which an amount is to be converted as publicly announced by Deutsche Bank (or its successor) in Frankfurt on the day such payment is due.
     4.4 Annual Report. On the date that the license maintenance fees are due and payable by a Party under Section 4.2, such Party will submit to each of the other Parties an annual written report briefly summarizing the matters for which such Party is obligated to report under the terms of this Agreement and confirming that no reportable activities took place during the preceding twelve (12)-month period in the event that a particular report was not delivered during such period.
     4.5 Withholdings.
          4.5.1 Each Party (the “Paying Party”) will be entitled (if required to do so) to deduct tax from the payments it makes to any other Party (the “Receiving Party”) under this Section 4 above (“Withholding Tax”) provided that:
               (a) The Paying Party will pay over such Withholding Tax to the relevant revenue authority and will provide to the Receiving Party such documentary evidence as the Receiving Party may reasonably require regarding (i) the amount so deducted, and (ii) evidence of payment to such authority; and
               (b) The Paying Party will provide to the Receiving Party such assistance as the Receiving Party may reasonably require (including submission of documents to relevant revenue authorities) to obtain a repayment of the Withholding Tax or (as the case may be) to obtain the benefit of such Withholding Tax whether by credit against taxes or otherwise.
          4.5.2 If, pursuant to a relevant double taxation agreement, a Party has the right to claim relief (whether in whole or in part) from any Withholding Tax, then:

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               (a) The Paying Party will co-operate with the Receiving Party in seeking a written direction from the relevant revenue authorities to the effect that either: (i) no Withholding Tax should be operated in respect of payments under this Agreement, or (ii) the rate of Withholding Tax will be such lower rate as specified by the relevant revenue authority, and the Paying Party will comply with any such direction given; and
               (b) pending such written direction, the Paying Party will deduct Withholding Tax in accordance with Section 4.5.1 above, but will, in addition to the sums otherwise payable under this Agreement, pay to the Receiving Party such further sum as will ensure that, after operation of Withholding Tax on all such sums, the net amount received by the Receiving Party equals the amount that the Receiving Party would have received had the relevant revenue authority already issued the written direction described in Section 4.5.2(a)(i) above or, as the case may be, Section 4.5.2(a)(ii) above.
          4.5.3 If, as a result of any change in corporate status or location of the Receiving Party, or permitted assignment of this Agreement by the Receiving Party, Withholding Tax becomes due on payments from the Paying Party to the Receiving Party or its permitted assignee and the Receiving Party is not able to claim a credit or reimbursement for such tax, in whole or in part, then any amount of Withholding Tax deducted by the Paying Party on amounts payable by the Paying Party to the Receiving Party hereunder will be treated as if the amount of Withholding Tax was paid directly to the Receiving Party, to the extent that a credit or reimbursement could not be claimed by the Receiving Party.
          4.5.4 If, as a result of any change in corporate status or location of the Paying Party, or permitted assignment of this Agreement by the Paying Party, Withholding Tax becomes due on payments from the Paying Party to the Receiving Party or its permitted assignee and the Receiving Party is not able to claim a credit or reimbursement for such tax, in whole or in part, then the Paying Party will deduct Withholding Tax in accordance with Section 4.5.1 above, but will, in addition to the sums otherwise payable under this Agreement, pay to the Receiving Party such further sum as will ensure that, after operation of Withholding Tax on all such sums, the net amount received by the Receiving Party equals the amount that the Receiving Party would have received had the non-creditable or non-deductible amount of such Withholding Tax not been deducted. To the extent that any such amount deducted by Paying Party in accordance with this Section 4.5.4 is in fact subsequently able to be claimed by the Receiving Party as a credit or reimbursement for such tax otherwise deducted, then the Receiving Party will pay to the Paying Party the corresponding amount of any such credit or reimbursement for such tax otherwise eligible to be deducted by the Receiving Party.

5. Filing, Prosecution, Maintenance of Patent Rights; Improvements
     5.1 Responsibilities. CAT will be solely responsible and bear all costs for the preparation, filing, prosecution and maintenance of the CAT Licensed Patents, Micromet Supplemental Patents and Enzon Supplemental Patents in its sole and absolute discretion. The preparation, filing, prosecution and maintenance of the Consolidated Patent Portfolio will be performed in accordance with the Micromet/Enzon Cross-License Agreement or other agreement between Micromet and Enzon, as the case may be.
     5.2 Costs. Each Party will be solely responsible and bear all costs for (and enjoy all recovery from) any actions concerning its licensed Patents, including but not limited to reexaminations, oppositions, interferences, and infringement actions, all in its sole and absolute discretion.
     5.3 Notice.
          5.3.1 Micromet and Enzon will notify CAT of any successful challenge of any Patent in the Consolidated Patent Portfolio by any Third Party and will, upon request by CAT, provide CAT with reasonable documentation regarding any such challenge. Micromet and Enzon will notify CAT of any infringement by a Third Party of any Patent in the CAT Licensed Patents of which Micromet or Enzon, as the case may be, becomes aware, and will provide CAT with the available evidence, if any, of such infringement.
          5.3.2 CAT will notify Micromet and Enzon of any successful challenge of any Patent in the CAT Licensed Patents by any Third Party and will, upon request by Micromet or Enzon, provide to Micromet and Enzon with reasonable documentation regarding any such challenge. CAT will notify Micromet and Enzon of any infringement by a Third Party of any Patent in the Consolidated Patent Portfolio of which CAT becomes aware, and will provide Micromet and Enzon with the available evidence, if any, of such infringement.
     5.4 Enforcement.
          5.4.1 As between Micromet and CAT, Micromet will have the exclusive right and sole discretion during the Term to stop infringement of the Consolidated Patent Portfolio, including by bringing suit or other proceeding against the infringer in its own name. Upon request by Micromet, CAT will provide reasonable assistance to Micromet as a party to the lawsuit or other proceeding, at Micromet’s expense; provided, however, that Micromet will retain control of the prosecution of such suit or proceeding. Subject to the Micromet/Enzon Cross-License Agreement or other agreement between Micromet and Enzon, as the case may be, Micromet will bear all its costs incurred in connection with such lawsuit or other proceeding, and, consequently, will be entitled to collect and retain for its own account such damages and profits as may be accrued as a result of such lawsuit or other proceeding.
          5.4.2 As between CAT, Micromet and Enzon, CAT will have the exclusive right and sole discretion during the Term to stop infringement of the CAT Licensed Patents, including by bringing suit or other proceeding against the infringer in its own name. Upon request by CAT, Micromet and Enzon, as the case may be, will provide reasonable assistance to CAT as a party to the lawsuit or other proceeding, at CAT’s expense; provided, however, that CAT will retain control of the prosecution of such suit or proceeding. CAT will bear all its costs incurred in connection with such lawsuit or other proceeding, and, consequently, will be entitled to collect and retain for its own account such damages and profits as may be accrued as a result of such lawsuit or other proceeding.
     5.5 Patent Challenges by CAT.
          5.5.1 Micromet will be permitted to terminate this Agreement if CAT or its Affiliates challenge, or intentionally direct or intentionally assist (other than under compulsion of a legal process) a third party to challenge, the validity or enforceability of any of the Patents within the Consolidated Patent Portfolio; provided, however, that the foregoing termination right will not apply in the event that such challenge to a patent within the Consolidated Patent Portfolio is brought by CAT or its Affiliates in response to a suit or proceeding on such patent brought by Micromet or Enzon (or their Affiliates) against CAT or its Affiliates. If a sublicensee of CAT or its Affiliates (or an Affiliate of such sublicensee) challenges the validity or enforceability of or otherwise opposes any such Patent under which such sublicensee is sublicensed, then CAT upon notice by Micromet will terminate such sublicense. CAT and its Affiliates will include provisions in all agreements that grant sublicense rights under the Patents within the Consolidated Patent Portfolio that if the sublicensee or its Affiliates challenge the validity or enforceability of or otherwise oppose any such Patents under which the sublicensee is sublicensed, CAT may terminate its sublicense agreement with such sublicensee.
          5.5.2 Within [***] Business Days from the Effective Date, CAT will withdraw and cease its participation in the opposition currently pending before the European Patent Office against [***] [***].
     5.6 Patent Challenges by Micromet or Enzon.
          5.6.1 CAT will be permitted to terminate this Agreement if Micromet, Enzon or their respective Affiliates challenge, or intentionally direct or intentionally assist (other than under compulsion of a legal process) a third party to challenge, the validity or enforceability of any of the Patents within CAT Licensed Patents, Micromet Supplemental Patents or Enzon Supplemental Patents, as applicable; provided, however, that the foregoing termination right will not apply in the event that such challenge to a patent within the CAT Licensed Patents, Micromet Supplemental Patents or Enzon Supplemental Patents, as applicable, is brought by Micromet, Enzon or their respective Affiliates in response to a suit or proceeding on such patent brought by CAT (or its Affiliates) against Micromet, Enzon or their respective Affiliates. If a sublicensee of Micromet, Enzon or their respective Affiliates (or an Affiliate of such sublicensee) challenges the validity or enforceability of or otherwise opposes any such Patent under which such sublicensee is sublicensed, then Micromet or Enzon upon notice by CAT will terminate such sublicense. Micromet, Enzon and their respective Affiliates will include provisions in all agreements that grant sublicense rights under the Patents within CAT Licensed Patents, Micromet Supplemental Patents, Enzon Supplemental Patents, as the case may be, that if the sublicensee or its Affiliates challenge the validity or enforceability of or otherwise opposes any

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such Patents under which the sublicensee is sublicensed, Micromet may terminate its sublicense agreement with such sublicensee.
          5.6.2 Within [***] Business Days from the Effective Date, Enzon will withdraw and terminate its opposition appeal currently pending before the European Patent Office against [***].
     5.7 Improvements.
          5.7.1 To Own Technology.
               (a) Within [***] following conception or discovery by or on behalf of CAT or its Affiliates of any CAT Phage Display Improvements, CAT will provide Micromet and Enzon with written notice of such CAT Phage Display Improvements. If either of Micromet or Enzon elects to include any Patents claiming or covering one or more of such CAT Phage Display Improvements, then either one or both of Micromet and Enzon, as applicable, will provide CAT with written notice of such election and, upon receipt by CAT of such notice, any such Patents will be deemed Micromet Supplemental Patents or Enzon Supplemental Patents, as the case may be. Subject to the licenses granted in Section 2.2, CAT will retain all right, title and interest in and to any and all CAT Phage Display Improvements.
               (b) Within [***] following conception or discovery of any Consolidated Patent Portfolio Improvements, Micromet will (a) provide CAT with prompt written notice of such Consolidated Patent Portfolio Improvements and (b) update Schedule I to include any Patents added to the “Consolidated Patent Portfolio,” as defined in the Micromet/Enzon IP Marketing Agreement, since the last such update, if any. Subject to the licenses granted in Section 2.1, Micromet and/or Enzon, as the case may be, will retain all right, title and interest in and to any and all such Improvements and Patents.
          5.7.2 To Another Party’s Technology.
               (a) Improvements by CAT.
                    (i) Within [***] of conception or discovery by or on behalf of CAT, its Affiliates or sublicensees of any CAT Improvements (as hereinafter defined) relating to the Consolidated Patent Portfolio or the Consolidated Know-How, CAT will provide Micromet and Enzon with notice of such Improvements. Subject to the licenses granted in this Section 5.7.2(a), as between the Parties, CAT will retain all right, title and interest in and to any and all Improvements relating to such licensed Patents or Know-How discovered by or on behalf of CAT, its Affiliates and sublicensees. As used in this Section 5.7.2(a), the term “CAT Improvements” means an invention or discovery that satisfies all of the following criteria: (A) is first reduced to practice, or described in a patent application, publication, or abstract within [***] years of the Effective Date; provided, however, that upon the request of Micromet or Enzon, as the case may be, at any time during the [***] period following the date that is [***] years from the Effective Date and upon demonstration by Micromet or Enzon, as the case may be, of good

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commercial, technical, or legal reasons for extension of the foregoing [***] period, the Parties agree to negotiate in good faith the potential extension of such period for one (1) additional [***] period, with the consent by the Parties to such extension not to be withheld absent demonstration of good commercial, technical, or legal reasons for opposing such extension; (B) may not lawfully be Exploited without a license to one or more Valid Claims within the Consolidated Patent Portfolio; and (C) is not a human therapeutic or diagnostic product, a manufacturing method applicable to that product, or a method of using that product.
                    (ii) Subject to the terms and conditions of this Agreement, CAT hereby grants to each of Micromet and Enzon a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid license, with the right to grant and authorize the grant of sublicenses in accordance with Sections 2.2.2, 2.2.3 and 2.2.5 as applicable to Micromet or Enzon, as the case may be, under any CAT Improvements as defined in Section 5.7.2(a)(i).
                    (iii) CAT will ensure that to the extent permitted by law, any Third Party, including CAT’s sublicensees, performing work related to the Consolidated Patent Portfolio or Consolidated Know-How is under an obligation: (a) to assign all inventions, Patents, and Know-How relating to the Consolidated Patent Portfolio and Consolidated Know-How to CAT, or where this obligation is not permitted, (b) to exclusively license all such inventions, Patents, and Know-How to CAT, with the right to sublicense, or where neither of the obligations described in the preceding clause (a) or (b) is permitted then, (c) to non-exclusively license all such inventions, Patents, and Know-How to CAT, with the right to sublicense.
               (b) Improvements by Micromet or Enzon.
                    (i) Within [***] of conception or discovery by or on behalf of (1) Micromet, Enzon, or their respective Affiliates and sublicensees of any E/M Improvements (as hereafter defined) relating to the CAT Licensed Patents or CAT Background Know-How, (2) Micromet or its respective Affiliates and sublicensees of any E/M Improvements relating to the Micromet Supplemental Patents or Micromet Supplemental Know-How, (3) Enzon or its respective Affiliates and sublicensees of any E/M Improvements relating to the Enzon Supplemental Patents or Enzon Supplemental Know-How, Micromet or Enzon, as the case may be, will provide CAT with notice of such E/M Improvements. Subject to the licenses granted in this Section 5.7.2(b), as between the Parties, Micromet or Enzon, as the case may be, will retain all right, title and interest in and to any and all Improvements relating to such licensed Patents or Know-How discovered by or on behalf of Micromet, Enzon, or their respective Affiliates and sublicensees, as the case may be. As used in this Section 5.7.2(a), the term “E/M Improvements” means an invention or discovery that satisfies all of the following criteria: (A) is first reduced to practice, or described in a patent application, publication, or abstract within [***] years of the Effective Date; provided, however, that upon the request of CAT at any time during the [***] period following the date that is [***] years from the Effective Date and upon demonstration by CAT of good commercial, technical, or legal reasons for extension of the foregoing [***] period, the Parties agree to negotiate in good faith the potential extension of such period for one (1) additional [***] period, with the consent by the Parties to such extension not

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to be withheld absent demonstration of good commercial, technical, or legal reasons for opposing such extension; (B) may not lawfully be Exploited without a license to one or more Valid Claims within the CAT Licensed Patents, Micromet Supplemental Patents (in the case of Micromet or its Affiliates or sublicensees), or Enzon Supplemental Patents (in the case of Enzon or its Affiliates or sublicensees); and (C) is not a human therapeutic or diagnostic product manufacturing method applicable to that product, or a method of using that product.
                    (ii) Subject to the terms and conditions of this Agreement, Micromet and Enzon, as the case may be, hereby grant to CAT a perpetual, irrevocable, non-exclusive, worldwide, royalty-free, fully paid license, with the right to grant and authorize the grant of sublicenses in accordance with Sections 2.1.3 and 2.1.4, under any Improvements described in Section 5.7.2(b)(i).
                    (iii) Micromet and Enzon, as the case may be, will ensure that to the extent permitted by law, any Third Party, including Micromet’s or Enzon’s sublicensees, performing work related to the CAT Licensed Patents, Micromet Supplemental Patents, Micromet Supplemental Know-How, Enzon Supplemental Patents or Enzon Supplemental Know-How, as the case may be, is under an obligation: (a) to assign all inventions, Improvements, Patents, and Know-How relating to such Patent and Know-How to Micromet or Enzon, as applicable, or where this obligation is not permitted, (b) to exclusively license all such inventions, Improvements, Patents, and Know-How to Micromet or Enzon, as applicable, with the right to sublicense, or where neither of the obligations described in the preceding clause (a) or (b) is permitted then, (c) to non-exclusively license all such inventions, Patents, and Know-How to Micromet or Enzon, as applicable, with the right to sublicense.
          5.7.3 Further Assurances. Each Party agrees to take all necessary and proper acts, and will cause its employees, Affiliates, contractors, sublicensees, and consultants to take such necessary and proper acts, to effectuate the ownership provisions set forth in this Section 5.7.
6. Representation and Warranties; Covenants
     6.1 Representations of Micromet. Micromet represents to CAT that as of the Effective Date: (a) it Controls the Consolidated Patent Portfolio licensed under this Agreement (subject to the restrictions described in the CAT Field Limitations and application of Micromet’s Gatekeeping Criteria under Section 3.2.3); (b) the Consolidated Patent Portfolio includes all Patents relating to Single Chain Antibodies that both (i) are owned by Micromet or are licensed from Enzon to Micromet under the Micromet/Enzon Cross-License Agreement, and (ii) would be infringed by CAT’s performance of activities in the CAT Research Field, or the development, importation, manufacture, use or sale of Antibody Products resulting from such activities; provided, however, that it will not be a breach of the foregoing representation if Micromet has in good faith inadvertently omitted a Patent from Schedule I and is not otherwise in breach of its covenant under Section 6.4 regarding such Patent; (c) except as disclosed in Schedule XI, it has not received any written communication that expressly threatens interference actions or oppositions to any Patents within the Consolidated Patent Portfolio or other litigation before any patent office, court, or any other governmental entity in any jurisdiction in regard to the Consolidated Patent Portfolio; (d) except as disclosed in Schedule XI, it has not been served with any complaint alleging infringement of a Third Party’s patents arising from the practice of the claims in the Patents within the Consolidated Patent Portfolio; and (e) Schedule XI includes a complete list of all pending claims of Third Parties in regard to the entitlement, validity or enforceability of the Consolidated Patent Portfolio.
     6.2 Representations of CAT. CAT represents to each of Enzon and Micromet that as of the Effective Date: (a) it Controls the CAT Licensed Patents and the CAT Background Know-How licensed under this Agreement (subject to the restrictions described in the Excluded Field and the Micromet - Enzon Excluded Technology and application of CAT’s Gatekeeping Criteria under Section 3.2.2); (b) the CAT Licensed Patents includes all Patents relating to Phage Display that both (i) are owned by CAT or are licensed from the [***] to CAT, and (ii) would be infringed by Micromet’s or Enzon’s performance, respectively, of activities in the Micromet Research Field, Enzon Research Field, or the development, importation, manufacture, use or sale of Antibody Products resulting from such activities; provided, however, that it will not be a breach of the foregoing representation if CAT has in good faith inadvertently omitted a Patent from Schedule II and is not otherwise in breach of its covenant under Section 6.4 regarding such Patent; (c) except as disclosed in Schedules II and XII, it has not received any written communication that expressly threatens interference actions or oppositions to any Patents within the CAT Licensed Patents or other litigation before any patent office, court, or any other governmental entity in any jurisdiction in regard to the CAT Licensed Patents; (d) except as disclosed in Schedules II and XII, it has not been served with any complaint alleging infringement of a Third Party’s patents arising from the practice of the claims in the Patents within the CAT Licensed Patents; and (e) Schedule XII includes a complete list of all pending claims of Third Parties in regard to the entitlement, validity or enforceability of the CAT Licensed Patents.
     6.3 Reciprocal Representations and Warranties. Each Party represents and warrants to the other Parties hereto that: (i) this Agreement is a legal and valid obligation binding upon its execution and enforceable against it in accordance with its terms and conditions; and (ii) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate action, and the person executing this Agreement on behalf of such Party has been duly authorized to do so by all requisite corporate actions.
     6.4 Additional Covenants.
          6.4.1 CAT hereby covenants and agrees that it will maintain throughout the Term all agreements with Third Parties granting CAT rights in and to the CAT Licensed Patents, Micromet Supplemental Patents, CAT Background Know-How and CAT Supplemental Know-How that are necessary to grant Micromet the licenses granted in Section 2 of this Agreement (including, without limitation, the [***] Agreement). Upon termination of the [***] Agreement, and upon request by Micromet, CAT will use commercially reasonable efforts to obtain a direct license for Micromet from the [***], its successors or assigns to any CAT Licensed Patents licensed to CAT under such agreement; provided, however, that CAT will have no such

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obligation if Micromet’s acts or omissions under this Agreement caused such termination of the [***] Agreement.
          6.4.2 CAT hereby covenants and agrees that it will maintain throughout the Term all agreements with Third Parties granting Enzon rights in and to the CAT Licensed Patents, CAT Background Know-How, Enzon Supplemental Patents and Enzon Supplemental Know-How that are necessary to grant Enzon the licenses granted in Section 2 of this Agreement (including, without limitation, the [***] Agreement). Upon termination of the [***] Agreement, and upon request by Enzon, CAT will use commercially reasonable efforts to obtain a direct license for Enzon from the [***], its successors or assigns to any CAT Licensed Patents licensed to CAT under such agreement; provided, however, that CAT will have no such obligation if Enzon’s acts or omissions under this Agreement caused such termination of the [***] Agreement.
          6.4.3 Micromet and Enzon each hereby covenants and agrees that it will maintain throughout the Term all agreements with each other or any Third Party granting Micromet or Enzon rights in and to the Consolidated Patent Portfolio and Consolidated Know-How that are necessary to grant CAT the licenses granted in Section 2 of this Agreement (including, without limitation, the Micromet/Enzon Cross-License Agreement and the Exclusive IP Marketing Agreement between Micromet and Enzon, dated as of April 9, 2002).
          6.4.4 Micromet and Enzon each agrees and acknowledges that the licenses granted by Micromet in Section 2.1.1 and Section 2.1.2 will survive any termination or expiration of the Micromet/Enzon Cross-License Agreement, subject to the conditions set forth in Section 8.5.1.
     6.5 DISCLAIMER OF WARRANTY. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, EACH OF MICROMET, ENZON AND CAT MAKES NO REPRESENTATIONS AND GRANTS NO WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH OF MICROMET, ENZON AND CAT EACH SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
7. Confidentiality
     7.1 Definition. During the Term and subject to the terms and conditions of this Agreement, a Party (the “Disclosing Party”) may communicate to another Party (the “Receiving Party”) confidential information in connection with this Agreement or the performance of its obligations hereunder, including, without limitation, any Know-How, any information regarding Improvements, any reports provided pursuant to this Agreement, any scientific and manufacturing information and plans, marketing and business plans, and financial and personnel

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matters relating to a Party or its present or future products, sales, suppliers, customers, employees, investors or business (collectively, “Confidential Information”).
     7.2 Exclusions.
          7.2.1 Notwithstanding the foregoing, information of a Disclosing Party will not be deemed Confidential Information with respect to a Receiving Party for purposes of this Agreement if such information:
               (a) was already known to the Receiving Party or its Affiliates, other than under an obligation of confidentiality or non-use, at the time of disclosure to the Receiving Party;
               (b) was generally available or known to parties reasonably skilled in the field to which such information or Know-How pertains, or was otherwise part of the public domain, at the time of its disclosure to the Receiving Party;
               (c) became generally available or known to parties reasonably skilled in the field to which such information or Know-How pertains, or otherwise became part of the public domain, after its disclosure to the Receiving Party through no fault of or breach of its obligations under Section 7 by the Receiving Party;
               (d) was disclosed to the Receiving Party other than under an obligation of confidentiality or non-use, by a party other than the Disclosing Party who had no obligation to the Disclosing Party not to disclose such information or Know-How to others; or
               (e) was independently discovered or developed by the Receiving Party or its Affiliates, as evidenced by contemporaneous written records, without the use of or reference to, and by personnel who had no knowledge of or access to, any Confidential Information of the Disclosing Party.
          7.2.2 Specific aspects or details of Confidential Information will not be deemed to be within the public domain or in the possession of a person or entity merely because the Confidential Information is embraced by more general information in the public domain or in the possession of such person or entity. Further, any combination of Confidential Information will not be considered in the public domain or in the possession of person or entity merely because individual elements of such Confidential Information are in the public domain or in the possession of such person or entity unless the combination and its principles are in the public domain or in the possession of such person or entity.
     7.3 Disclosure and Use Restriction. Except as expressly provided herein, the Parties agree that, during the Term and for [***] years thereafter (unless one or more of the exceptions described in 7.2.1 apply), a Receiving Party and its Affiliates and sublicensees will keep completely confidential and will not publish or otherwise disclose and will not use for any

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purpose except for the purposes contemplated by this Agreement any Confidential Information of the Disclosing Party, its Affiliates or sublicensees.
     7.4 Authorized Disclosure. A Receiving Party may disclose Confidential Information of a Disclosing Party to the extent that such disclosure is:
          7.4.1 made in response to a valid order of a court of competent jurisdiction or other governmental or regulatory body of competent jurisdiction; provided, however, that the Receiving Party will first have given notice to the Disclosing Party and given the Disclosing Party a reasonable opportunity to quash such order and to obtain a protective order requiring that the Confidential Information and documents that are the subject of such order be held in confidence by such court or governmental or regulatory body or, if disclosed, be used only for the purposes for which the order was issued; and provided, further, that if a disclosure order is not quashed or a protective order is not obtained, the Confidential Information disclosed in response to such court or governmental order will be limited to that information which is legally required to be disclosed in response to such court or governmental order;
          7.4.2 otherwise required by law or mandatory regulation; provided, however, that the Disclosing Party will provide the Receiving Party with notice of such disclosure in advance thereof to the extent practicable;
          7.4.3 made by the Receiving Party to the regulatory authorities as required in connection with any application, filing, or similar requests for regulatory approvals; provided, however, that reasonable measures will be taken to assure confidential treatment of such information;
          7.4.4 made by the Receiving Party, in connection with the performance of this Agreement, to Affiliates, permitted sublicensees, employees, consultants, representatives or agents, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 7;
          7.4.5 made by the Receiving Party to existing or potential acquirers or merger candidates, potential collaborators (to the extent contemplated hereunder), investment bankers, existing or potential investors, venture capital firms or other financial institutions or investors for purposes of obtaining financing, each of whom prior to disclosure must be bound by obligations of confidentiality and non-use at least equivalent in scope to those set forth in this Section 7; or
          7.4.6 made by Enzon (as a Receiving Party) to Micromet or made by Micromet (as a Receiving Party) to Enzon, in each case otherwise in compliance with this Agreement and in performance of the Micromet/Enzon Collaboration Agreement or any agreement related thereto.
     7.5 Use of Name. No Party will make public use of the other Party’s name except (i) in connection with announcements and other permitted disclosures relating to this Agreement and the activities contemplated hereby, (ii) as required by applicable law, and (iii) otherwise as agreed in writing by such other Party.
     7.6 Press Releases.

          7.6.1 The Parties will make a joint press release regarding the execution of this Agreement, the final form of which will be subject to approval of the Parties prior to its release to the public. For subsequent press releases and other written public disclosures relating to this Agreement or the Parties’ relationship hereunder (each, a “Proposed Disclosure”), each Party will use reasonable efforts to submit to the other Party a draft of such Proposed Disclosure for review and comment by the other Party at least [***] prior to the date on which such Party plans to release such Proposed Disclosure, and in any event will submit such drafts at least [***] prior to the release of such Proposed Disclosure, and will review and consider in good faith any comments provided in response.
          7.6.2 If a Party is unable to comply with the foregoing [***] notice requirement because of a legal obligation or stock exchange requirement to make more rapid disclosure, such Party will not be in breach of this Agreement but will in that case give telephone notice to a senior executive of the other Party and provide a draft disclosure with as much notice as possible prior to the release of such Proposed Disclosure.
          7.6.3 A Party may publicly disclose without regard to the preceding requirements of this Section 7.6 information that was previously disclosed in a Proposed Disclosure that was in compliance with such requirements.
     7.7 Terms of Agreement to be Maintained in Confidence. Subject to the other provisions of this Section 7 (including the exception for any public disclosures made in compliance with the terms of Section 7.6), the Parties agree that the terms of this Agreement are confidential and will not be disclosed by any Party to any Third Party (except to a Party’s professional advisor) without advance written permission of the other Party; provided, however, that a Party may make any filings of this Agreement required by law or regulation in any country so long as such Party uses its reasonable efforts to obtain confidential treatment for portions of this Agreement as available, consults with the other Party, and permits the other Party to participate, to the extent practicable, in seeking a protective order or other confidential treatment; and provided, further, that a Party may disclose the terms of this Agreement to a Third Party (and its professional advisors) when such disclosure is reasonably necessary in connection with (i) the grant of a license or sublicense of the licensed Patents to such Third Party, (ii) a merger, acquisition, placement, investment, or other such transaction with such Third Party, or (iii) the sale of securities to or other financing from such Third Party or a financing underwritten by such Third Party, in which case disclosure may be made to any person or entity to whom such Third Party sells such securities (and its professional advisors). Advance written permission for disclosure will not be required when a Party is ordered to disclose information concerning the Agreement by a competent tribunal or such disclosures are required by law, regulation, or stock exchange rules, except that such Party will make all reasonable efforts to limit any disclosure as may be required in the course of legal proceedings by entry of an appropriate protective and confidentiality order, and will provide the other Party with as much advance notice of such circumstances as is practicable.

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8. Term and Termination
     8.1 Term. The term of this Agreement (the “Term”) will commence on the Effective Date and, unless terminated pursuant to this Section 8, will expire upon the later of the (i) expiration of the last-to-expire Valid Claim within the Consolidated Patent Portfolio, (ii) expiration of the last-to-expire Valid Claim within the CAT Licensed Patents, Micromet Supplemental Patents or Enzon Supplemental Patents or (iii) ten (10) years from first commercial sale of any Antibody Product (including any SCA Product) which would but for the terms of a Product License Agreement infringe a Valid Claim of a Patent of a Party or utilize the Know-How of a Party.
     8.2 Termination for Material Breach.
          8.2.1 Any material breach or failure by a Party to comply with any of its obligations contained herein (including, without limitation any such breach or failure during an Insolvency Event) will entitle the Party or Parties not in default to give to the Party in default written notice specifying the nature of the default, requiring the defaulting Party to make good or otherwise cure such default.
          8.2.2 Subject to Section 8.2.3 below, if, after a Party’s receipt of notice pursuant to Section 8.2.1 above, such default is not cured within [***] days (or, if such default cannot be cured within such [***] period, if the Party in default does not commence actions to cure such default within such [***] period and thereafter diligently continue such actions and cure such default within [***] days after the receipt of such notice, except in the case of a payment default, as to which the defaulting Party will have only a [***] cure period), then the Party or Parties not in default will be entitled, on written notice to the other Party and without prejudice to any other rights conferred on it by this Agreement or available to it or them by law or in equity, to terminate this Agreement immediately (solely as to such Party or Parties in default and their rights and obligations hereunder).
          8.2.3 If a Party receiving a notice pursuant to Section 8.2.1 above, is also at the time of receiving such notice subject to an Insolvency Event and such default is not cured within [***] days (except in the case of payment default, as to which the defaulting party will only have a [***] day cure period), then the Party not in default will be entitled, on written notice to the other Party and without prejudice to any other rights conferred by this Agreement or available to it or them by law or in equity, to terminate this Agreement immediately (solely as to such Party or Parties in default and their rights and obligations hereunder).
     8.3 Relinquishment of License Rights. A Party may relinquish the license rights granted to it under this Agreement by so providing notice to the other Parties hereto. For such time as there are at least two parties to this Agreement, this Agreement will continue in full force and effect (including as to the Party so relinquishing its license rights) except that, (i) all licenses granted to the relinquishing Party will terminate; and (ii) the relinquishing Party’s obligations to

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pay the maintenance fees set forth in Section 4.2 hereof will terminate upon the effective date of such relinquishment.
     8.4 Consequences of Expiration and Termination.
          8.4.1 Material Breach. Upon termination of this Agreement by a Party pursuant to Section 8.2 (solely as to such Party not in default and its obligations hereunder), (i) all licenses granted by the terminating Party to the defaulting Party will terminate (except as provided in Sections 5.7.2 and 8.4.2); (ii) the licenses granted by the defaulting Party will survive (subject to continued performance by the terminating Party of its payment obligations, if any); and (iii) the Parties will amend and restate this Agreement to give effect to this Section 8.4.1 and the termination of such Party’s obligations hereunder and to allow the other Parties to continue performance under this Agreement, as applicable.
          8.4.2 Survival of Certain Sublicenses. Sublicenses granted by a defaulting Party to a Third Party will survive termination of the defaulting Party’s license under Section 8.4.1(i); provided, however, that (x) such Third Party is not the cause of the default, (y) such Third Party is not in breach of, and continues to fully perform all obligations under, its sublicense agreement any surviving provisions in this Agreement applicable to such sublicense, and (z) the terminating Party and any remaining Party hereto continues to receive all license maintenance payments set forth in Section 4.2.
          8.4.3 Obligations Continue. Expiration or termination of this Agreement for any reason will not relieve the Parties of any obligation accruing prior to such expiration or termination. The provisions of Sections 3.4, 3.5, 3.6, 4 (solely as to accrued and unpaid amounts), 5.7.2(a)(ii), 5.7.2(b)(ii), 6.5, 7, 8.4, 9, 10 and 11, together with any definitions used or schedules referenced therein, will survive termination or expiration of this Agreement.
          8.4.4 Return of Confidential Information. Upon any expiration or termination of this Agreement, each Party will, at the other Party’s option, promptly return or destroy any of such other Party’s Confidential Information (including all Know-How) in its possession or control; provided, however, that each Party may retain: (a) a single archival copy of the Confidential Information of the other Party solely for the availing itself of the rights accorded to it, or to perform its obligations, under the surviving provisions of this Agreement (including, without limitation any and all license or sublicense rights expressly made to survive termination or expiration hereof); and (b) any portion of the Confidential Information of the other Party which a Party is required by applicable law to retain.
     8.5 Termination of Enzon Agreements or [***] Agreement.
          8.5.1 Upon termination of the Micromet/Enzon Marketing Agreement granting Micromet rights to grant licenses to the Consolidated Patent Portfolio, the licenses granted to CAT in this Agreement under the Consolidated Patent Portfolio will continue in full force and effect; provided, however, that CAT’s acts or omissions under this Agreement did not cause such

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termination; and provided, further, that CAT is not in breach of this Agreement and continues fully to perform its obligations under this Agreement.
          8.5.2 Upon termination of the [***] Agreement, and upon request by Micromet or Enzon, CAT will use commercially reasonable efforts to obtain a direct license for Micromet from the [***], its successors or assigns to any CAT Licensed Patents licensed to CAT under such agreement upon the terms set forth herein (including, without limitation, pursuant to Section 8.4 of the [***] Agreement); provided, however, that CAT will have no such obligation to Micromet if Micromet’s acts or omissions under this Agreement caused such termination of the [***] Agreement or have no such obligation to Enzon if Enzon’s acts or omissions under this Agreement caused such termination of the [***] Agreement
9. Indemnification and Insurance
     9.1 Indemnification by CAT. CAT will indemnify Micromet, Enzon, their Affiliates, and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses)(collectively, “Losses”) in connection with any and all liability suits, investigations, claims or demands by Third Parties (each, a “Third Party Claim”) to the extent arising out of: (a) any theory of product liability (including, but not limited to, actions in the form of tort, warranty or strict liability) concerning an Antibody Product that is Exploited by CAT or its Affiliates pursuant to any right or license granted under this Agreement, or (b) any failure by any sublicensee of CAT to comply with the obligations of Sections 2.1.4, 5.3, 5.5, 5.7.2 and 7 of this Agreement imposed on such sublicensee pursuant to Section 2.1 of this Agreement, in each case except to the extent that such Losses arise out of or result from (i) the gross negligence or reckless misconduct of a party seeking indemnification hereunder, or (ii) a material breach by a party seeking indemnification hereunder of any provision of this Agreement.
     9.2 Indemnification by Micromet. Micromet will indemnify CAT, its Affiliates, and their respective directors, officers, employees and agents, and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claim to the extent arising out of: (a) any theory of product liability (including, but not limited to, actions in the form of tort, warranty or strict liability) concerning an Antibody Product that is Exploited by Micromet or its Affiliates pursuant to any right or license granted under this Agreement, or (b) any failure by any sublicensee of Micromet to comply with the obligations of Sections 5.3, 5.6, 5.7.2 and 7 of this Agreement imposed on such sublicensee pursuant to Section 2.2 of this Agreement, in each case except to the extent that such Losses arise out of or result from (i) the gross negligence or reckless misconduct of a party seeking indemnification hereunder, or (ii) a material breach by a party seeking indemnification hereunder of any provision of this Agreement.
     9.3 Indemnification by Enzon. Enzon will indemnify CAT, its Affiliates, and its respective directors, officers, employees and agents, and defend and save each of them harmless,

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from and against any and all Losses in connection with any and all Third Party Claim to the extent arising out of: (a) any theory of product liability (including, but not limited to, actions in the form of tort, warranty or strict liability) concerning an Antibody Product that is Exploited by Enzon or its Affiliates pursuant to any right or license granted under this Agreement, or (b) any failure by any sublicensee of Enzon to comply with the obligations of Sections 5.3, 5.6, 5.7.2 and 7 of this Agreement imposed on such sublicensee pursuant to Section 2.2 of this Agreement, in each case, except to the extent that such Losses arise out of or result from (i) the gross negligence or reckless misconduct of a party seeking indemnification hereunder, or (ii) a material breach by a party seeking indemnification hereunder of any provision of this Agreement.
     9.4 Indemnification Procedure.
          9.4.1 Notice of Claim. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents (collectively, the “Indemnitees” and each an “Indemnitee”) will be made solely by such Party to this Agreement (the “Indemnified Party”). The Indemnified Party will give the indemnifying Party (the “Indemnifying Party”) prompt written notice (an “Indemnification Claim Notice”) of any Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Section 9, but in no event will the Indemnifying Party be liable for any Losses that result from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss are known at such time). The Indemnified Party will furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses.
          9.4.2 Prosecution of Claims. The obligations of an Indemnifying Party under this Section 9 will be governed by and be contingent upon the following additional terms and conditions:
               (a) Control of Defense.
                    (i) At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.
                    (ii) Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party. In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party will immediately deliver to the Indemnifying Party all original notices and documents (including court papers) received by any Indemnitee in connection with the Third Party Claim. Should the Indemnifying Party assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnified Party or any other Indemnitee for any legal expenses subsequently incurred by such Indemnified Party or other Indemnitee in connection with the analysis, defense or settlement of the Third Party Claim.

               (b) Right to Participate in Defense. Without limiting Section 9.4.2(a), any Indemnitee will be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment will be at the Indemnitee’s own expense unless (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (ii) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.4.2(a) (in which case the Indemnified Party will control the defense).
               (c) Settlement. With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim and that will not result in the Indemnitee’s becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnitee in any manner, and as to which the Indemnifying Party will have acknowledged in writing the obligation to indemnify the Indemnitee hereunder, the Indemnifying Party will have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, will deem appropriate, and will transfer to the Indemnified Party all amounts which said Indemnified Party will be liable to pay prior to the time prior to the entry of judgment. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.4.2(a), the Indemnifying Party will have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss provided it obtains the prior written consent of the Indemnified Party (which consent will be at the Indemnified Party’s sole and absolute discretion). The Indemnifying Party will not be liable for any settlement or other disposition of a Loss by an Indemnitee that is reached without the written consent of the Indemnifying Party. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnitee will admit any liability with respect to, or settle, compromise or discharge, any Third Party Claim without the prior written consent of the Indemnifying Party.
               (d) Cooperation. Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party will, and will cause each other Indemnitee to, cooperate in the defense or prosecution thereof and will furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation will include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnitees and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the Indemnifying Party will reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
     9.5 Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim will be reimbursed on a calendar quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

     9.6 Insurance. During the Term, each Party will have and maintain such types and amounts of liability insurance as is normal and customary in the industry generally for parties similarly situated, and will upon request provide the other Party with a copy of its policies of insurance in that regard, along with any amendments and revisions thereto.
10. Limitation of Liability
     EXCEPT AS PROHIBITED BY APPLICABLE LAW, IN NO EVENT WILL ANY PARTY BE LIABLE TO ANY OTHER PARTY FOR LOST PROFITS, LOSS OF DATA, OR FOR ANY SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, HOWEVER CAUSED, ON ANY THEORY OF LIABILITY AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING UNDER ANY CAUSE OF ACTION AND ARISING IN ANY WAY OUT OF THIS AGREEMENT. THE FOREGOING LIMITATIONS WILL NOT APPLY TO DAMAGES ARISING FROM A BREACH OF SECTION 7 ABOVE OR AN AWARD OF ENHANCED DAMAGES AVAILABLE UNDER THE PATENT LAWS FOR WILLFUL PATENT INFRINGEMENT AND WILL NOT LIMIT ANY PARTY’S INDEMNITY OBLIGATIONS TO ANY OTHER PARTY UNDER THIS AGREEMENT.
11. Miscellaneous
     11.1 Assignment. Without the prior written consent of each other Party hereto (which such consent may be granted, withheld or conditioned at such other Party’s sole and absolute discretion), no Party will sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided, however, that any Party may assign or transfer this Agreement or any of its rights or obligations hereunder without the consent of the other Parties:
               (a) to any Affiliate of such Party; provided, further, that
                    (i) such Affiliate may not otherwise sell, transfer, assign, delegate, pledge or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise (except pursuant to any merger, consolidation or asset sale subject to Section 11.1(b) below), this Agreement or any of its rights or duties hereunder without the prior written consent of the other Parties and such consent may be granted, withheld or conditioned at either of the other Party’s sole and absolute discretion; and
                    (ii) that if any such Affiliate is subsequently sold by or otherwise ceases to be an Affiliate of the relevant Party (except pursuant to any merger, consolidation or asset sale subject to Section 11.1(b) below) this Agreement must be assigned back to the relevant Party before such sale or other event becomes effective; or
               (b) to any Third Party with which it merges or consolidates, or to which it transfers all or substantially all of its assets to which this Agreement relates.
In each case described in this Section 11.1 the relevant Affiliate assignee, Third Party assignee or surviving entity will assume in writing all of the assigning Party’s obligations under this Agreement and the assigning Party will promptly provide notice to the other Parties of such assignment. The assigning Party (except if it is not the surviving entity) will remain jointly and severally liable under this Agreement with the relevant Affiliate assignee. Any purported assignment or transfer in violation of this Section will be void ab initio and of no force or effect.
     11.2 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, then (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, and (d) the Parties will use good faith efforts to promptly replace such illegal, invalid or unenforceable provision with a valid and enforceable provision having similar terms such that the objectives contemplated by the Parties when entering this Agreement may be realized. To the fullest extent permitted by applicable law, each Party hereby waives any provision of law that would render any provision prohibited or unenforceable in any respect.
     11.3 Governing Law; Dispute Resolution.
          11.3.1 This Agreement, all disputes between the Parties related to or arising out of this Agreement, the Parties’ relationship created hereby, and/or the negotiations for and entry into this Agreement, including any dispute concerning its conclusion, binding effect, amendment, coverage, or termination, will be governed by the laws of the State of New York, U.S.A., without reference to any choice of law principles that would cause the application of the laws of a different jurisdiction, and will (subject to Section 11.3.2 below) be subject to the non-exclusive jurisdiction of the courts of competent jurisdiction located in Germany, England, and New York, New York.
          11.3.2 The Parties will try to settle their differences amicably between themselves. In the event of any controversy or claim arising out of or relating to any provision of this Agreement or the performance or alleged non-performance of a Party of its obligations under this Agreement (“Dispute”), a Party may notify the other Party in writing of such Dispute. If the Parties are unable to resolve the Dispute within [***] of receipt of the written notice by the other Party, such dispute will be referred to the [***] who will use their good faith efforts to resolve the Dispute within [***] after it was referred to the [***]. If the [***] fail to resolve the Dispute, each Party may pursue its rights and remedies as described in Section 11.3.1 above. Notwithstanding the foregoing, no Dispute relating to Section 7 will be subject to this Section 11.3.2. In addition, nothing in this Section 11.3.2 will limit either Party’s right to seek immediate injunctive or other equitable relief whenever the facts or circumstances would permit a Party to seek such relief in a court of competent jurisdiction.
     11.4 Notices. All notices or other communications that are required or permitted hereunder will be in writing and delivered personally, sent by facsimile (and promptly confirmed by personal delivery or overnight courier as provided herein), or sent by internationally-recognized overnight courier addressed as follows:

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     If to Enzon, to:
           Enzon Pharmaceuticals, Inc.
           20 Kingsbridge Road
           Piscataway, New Jersey 08854-3969
          Attention: President
           Facsimile: +1 (732) 980-5911
          with a copy to:
           Kenyon & Kenyon
          One Broadway
           New York, NY 10004-1050
           Attention: Charles A. Weiss, Esq.
          Facsimile: +1 (212) 425-5288
     If to Micromet, to:
           Micromet AG
           Staffelseestrasse 2, 81477
          Munich, Germany
           Attention: Chief Business Officer
           Facsimile: +49 89 895-277 285
           with a copy to:
           Cooley Godward LLP
          One Freedom Square
          Reston Town Center
          11951 Freedom Drive
           Reston, Virginia 20190-5656
          Attention: Matthias Alder, Esq.
          Facsimile: +1 (703) 456-8100
     If to CAT, to:
          Cambridge Antibody Technology Ltd
           Milstein Building, Granta Park
           Cambridgeshire CB1 6GH
           England
           Attention: the Company Secretary
           Facsimile: +44 (0)1223 471472
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such communication will be deemed to have been given (i) when delivered, if personally delivered or sent by facsimile on a Business Day, and (ii) on the second Business Day after dispatch, if sent by internationally-recognized overnight courier. It is understood and agreed that this Section 11.4 is not intended to govern the day-to-day business communications necessary between the Parties in performing their duties, in due course, under the terms of this Agreement.
     11.5 Entire Agreement; Modifications.
          11.5.1 Entire Agreement.
               (a) Except as expressly provided otherwise in clauses (b) and (c) below of this Section 11.5.1, this Agreement, together with any schedules attached hereto (each of which is hereby incorporated herein by reference), sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understanding, promises and representations, whether written or oral, with respect thereto are hereby superceded and of no further force and effect, including without limitation, the Original Creative BioMolecules License Agreement and the Original Enzon License Agreement.
               (b) In respect of the Original Creative BioMolecules License Agreement, the Parties agree and acknowledge that: (i) as of the Effective Date, no amounts are due and payable under Sections 4.3.1 and Section 4.3.2 of the Original Creative BioMolecules License Agreement; (ii) Sections 1, 10.3 and 11 (together with all referenced Appendices) of the Original Creative BioMolecules License Agreement will survive the termination of such agreement hereunder; (iii) Section 3.1 of the Original Creative BioMolecules License Agreement will survive solely so that CAT may provide the rights granted under each Existing Product Use Agreement (it being understood that such rights will survive for each Existing Product Use Agreement solely for the term of such agreement);; (iv) any and all notices required under the Original Creative BioMolecules License Agreement will be made pursuant to the terms of Section 11.4 of this Agreement; and (v) to the extent any terms of the Original Creative BioMolecules License Agreement are amended, modified or waived by the terms of this Agreement, then the execution of this Agreement shall be deemed an amendment, modification or waiver of the Original Creative BioMolecules License Agreement solely for such purpose.
               (c) In respect of the Original Enzon License Agreement, the Parties agree and acknowledge that (i) as of the Effective Date, no amounts are due and payable under Sections 4.2.1 and Section 4.2.2 of the Original Enzon License Agreement; (ii) Sections 1, 10.3 and 11 (together with all referenced Appendices) of the Original Enzon License Agreement will survive the termination of such agreement hereunder; (iii) Section 3.1 of the Original Enzon License Agreement will survive solely so that CAT may provide the rights granted under each Existing Product Use Agreement (it being understood that such rights will survive for each Existing Product Use Agreement solely for the term of such agreement);; (iv) any and all notices required under the Original Enzon License Agreement will be made pursuant to the terms of Section 11.4 of this Agreement; and (v) to the extent any terms of the Original Enzon License Agreement are amended, modified or waived by the terms of this Agreement, then the execution of this Agreement shall be deemed an amendment, modification or waiver of the Enzon License Agreement solely for such purpose.

               (d) The Parties agree and acknowledge that any Product License Agreement executed pursuant to the terms of this Agreement will not be integrated or incorporated by reference in this Agreement, but rather will be a separate and distinct obligation of the parties thereto. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth herein. For the avoidance of doubt, nothing in this Agreement is intended to or shall be construed to provide that (i) a representation, covenant or obligation under this Agreement shall be a representation, covenant or obligation under any other agreement or instrument executed by the Parties, except as expressly provided otherwise herein, or (ii) a default under this Agreement shall constitute a default under any other agreement or instrument executed by the Parties, except as expressly provided otherwise herein.
          11.5.2 Amendment. No amendment or modification of this Agreement will be binding upon the Parties unless made in writing and duly executed by authorized representatives of each Party hereto.
     11.6 Relationship of the Parties. It is expressly agreed that the Parties’ relationship under this Agreement is strictly one of licensor-licensee, and that this Agreement does not create or constitute a partnership, joint venture, or agency. No Party will have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding (or purport to be binding) on the other. All persons employed by a Party will be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment will be for the account and expense of such Party.
     11.7 Waiver. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver will be effective unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by any Party hereto of any right hereunder or of claims based on the failure to perform or a breach by any other Party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party or Parties whether of a similar nature or otherwise.
     11.8 Counterparts. This Agreement may be executed in three (3) or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.
     11.9 No Benefit to Third Parties. The representations, warranties, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they will not be construed as conferring any rights on any other parties.
     11.10 Further Assurance. Each Party will duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party or Parties may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes, or to better assure and confirm unto such other Party or Parties its or their rights and remedies under this Agreement.

     11.11 English Language. This Agreement has been written and executed in the English language. Any translation into any other language will not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version will control.
     11.12 Force Majeure. Neither Party will be deemed to be in breach of this Agreement as a result of default, delay or failure to perform by such Party that results from any cause beyond the reasonable control of such Party that could not reasonably be foreseen by such Party, including without limitation, fire, earthquake, acts of God, acts of war, strikes, lockouts, or other labor disputes, riots, civil disturbances, actions or inactions of governmental authorities (except actions in response to a breach of applicable laws by such Party), or epidemics. This Section 11.12 will not operate to excuse payment by a Party of any amounts due to any other Party under this Agreement. In the event of any such force majeure, the Party affected will promptly notify the other Party, will use commercially reasonable efforts to overcome such force majeure, and will keep the other Party informed with respect thereto. If the event of force majeure continues for a period greater than [***] days, then the unaffected Party may terminate this Agreement immediately by notice in writing to the affected Party.
     11.13 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense (and/or). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the generality of any description preceding such term. No rule of strict construction will be applied against any Party hereto.
[Remainder of this page is left blank intentionally. Signature page follows.]

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     In Witness Whereof, the Parties have executed this Agreement by their respective authorized representatives as of the date first written above.

Micromet AG

By:	/s/ Christian Itin Christian Itin, Ph.D
Chief Business Officer

By:	/s/ G.K. Mirow Name: G.K. Mirow
Title: CFO

Enzon Pharmaceuticals, Inc.

By: Name:	/s/ Arthur Higgins Arthur Higgins

Title:	Chairman & CEO

Cambridge Antibody Technology Limited

By: Name:	/s/ Diane Mellett Diane Mellett

Title:	General Counsel
[Signature Page to the Research Cross-License Agreement]

SCHEDULE I
Consolidated Patent Portfolio

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

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Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

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[***]	[***]	[***]	[***]	[***]	[***]	[***]

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2

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

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3

Application	Application				Patent	Date of
Number	Filing Date	Country	Title of Application	Status	Number	Grant
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

4

Targeted Multifunctional Proteins
POLYPEPTIDE LINKERS FOR PRODUCTION OF BIOSYNTHETIC PROTEINS

Patent /
Country	Application #	Filed	Publication #	Inventors	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]	[***]

[***]	[***]	[***]		[***]	[***]

[***]	[***]	[***]		[***]	[***]

[***]		[***]	[***]	[***]	[***]

[***]		[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

5

BIOSYNTHETIC ANTIBODY BINDING SITES/
GENETICALLY ENGINEERED ANTIBODY ANALOGUES AND FUSION PROTEINS THEREOF

Patent /
Country	Filed	Application #	Publication #	Inventors	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

6

[***]

Patent /
Country	Filed	Application #	Publication #	Inventors	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

**	The license rights granted under this Agreement do not apply to claims relating to those antibodies of specific sequences binding to [***], which antibodies are described or disclosed in the above-described Patents, and such claims are excluded from the definition of the Consolidated Patent Portfolio.
[***]

Patent /
Country	Filed	Application #	Publication #	Inventors	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]		[***]	[***]

[***]	[***]		[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

7

[***]

Patent /
Country	Filed	Application #	Publication #	Inventors	Title
[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

8

SCHEDULE II
CAT Licensed Patents

	[***]			[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]

*	Patents in opposition proceedings.

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE III
CAT Field Limitations
The licenses granted by Micromet to CAT will not include any rights with respect to the following:
[***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE IV
Excluded Field
“Excluded Field” means:
the discovery, isolation, characterization, research, development, and/or commercialization of an Antibody useful for the diagnosis, treatment and/or prevention of one or more of the following disease conditions wherein the primary scientific rationale or activity is [***]n:

i.	[***]
ii.	[***];
iii.	[***],
iv.	[***]
v.	[***]; and/or
vi.	[***],
provided, however, that for the purpose of this Agreement the term “Excluded Field” will not include the diagnosis, treatment and/or prevention of the above disease conditions caused by [***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE V
Gatekeeping Criteria
     For each [***] submitted by a [***] (which must be accompanied by a [***], the [***]:
     1. the [***]has either (a) [***] that would [***] in respect of such [***] or (b) is [***]; or
     2. the [***], at the date of submission of the [***] by a [***], engaged in [***] concerning the [***]; or
     3. the [***] has been, for at least [***], prior to the date of [***] by a [***] (as can be measured by reliable and verifiable means), engaged in [***] with respect to such a [***].
     For the avoidance of doubt, the [***] will not subject any [***] unless and until the [***] supplies the [***] which [***].
     Where the [***] supplies the [***] with an [***] and that [***] is subjected to [***] described in [***], then both Parties will be [***] in respect of such an [***]. If either Party subsequently discovers that the [***] had been [***] then the [***] will submit a new [***] for the correctly identified [***], with the effect that an additional [***]; provided, however, that such [***] was attributable to the fault of the Requesting Party. If a [***] will be [***] and the [***] will be [***]. Any [***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE VI
CAT Background Know-How
[***].
[***]:
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE VII
Consolidated Know-How
[***].

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE VIII
Excluded Technology
“Micromet-Enzon Excluded Technology” means:
1.	“[***],” meaning the technology claimed in the following Patents to which CAT has sole right, title and interest: (a) [***]; (b) [***];

2.	“[***],” meaning solely those Antibodies which bind to and [***] and in which an Antibody binding region is involved in said [***];

3.	“Research Products,” meaning those certain research products for which CAT has granted certain exclusive rights to a Third Party under the [***] License Agreement, as may then be in effect; and

4.	“[***],” meaning any Antibody [***] for the purpose of simultaneously detecting and/or measuring [***] whereby that product:
(a)	contains or comprises:
(i) an [***] of [***] Antibodies of different [***] (excluding Antibodies serving a purpose as controls), or
(ii) an [***] of [***] Antibodies of the same [***], provided that such Antibody is used to [***] data points for the purpose of [***] (excluding Antibodies serving a purpose as controls), and
(b)	contains or comprises [***], and

(c)	is in a format where the [***], and

(d)	employs any type of [***], and

(e)	may be used [***] (as appropriate), and

(f)	is not, by way of example, (i) any type [***] assay.
“CAT Excluded Technology” means:

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1

1.	BiTE Products;

2.	Microarrays, as defined above in this Schedule; and

3.	any research and development activities employing any technology, other than Phage Display or Ribosome Display, that changes the [***].

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2

SCHEDULE IX
Form of Product License Agreement
(CAT as Licensor)
(separately filed)

1

SCHEDULE X
Form of Product License Agreement
(Micromet as Licensor)
(separately filed)

SCHEDULE XI
Currently Pending Conflict Cases within the Consolidated Patent Portfolio
Micromet Owned:
[***]
Micromet-licensed (from Enzon):
[***]

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1

SCHEDULE XII
CAT Third Party Claims
[***]

***	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE XIII
Existing Product Use Agreement

Licensee	Effective Date of Library License
[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

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-i-

Table Of Contents
(CONTINUED)

[***]	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

-ii-

Table Of Contents
(CONTINUED)

-iii-

Exhibit 10.36
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4) and 240.24b-2
AMENDMENT
TO
RESEARCH CROSS-LICENSE AGREEMENT
     This Amendment (the “Amendment”) is made as of this 17th day of March, 2005 by and among Micromet AG, located at Staffelseestrasse 2, D-81477, Munich, Germany (“Micromet”), Enzon Pharmaceuticals, Inc., located at 685 Route 202/206, Bridgewater, New Jersey 08807, USA (“Enzon”), and Cambridge Antibody Technology Limited, located at The Milstein Building, Granta Park, Cambridgeshire CB1 6GH, England (“CAT”) (each of Micromet, Enzon, and CAT, a “Party” and, collectively, the “Parties”).
Recitals
     A. The Parties have entered into that certain Research Cross-License Agreement, dated as of September 3, 2003 (the “Agreement”), pursuant to which the Parties have granted certain intellectual property licenses for the purposes described therein. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.
     B. The Parties desire to amend the Agreement in order to: (i) include an additional licensed patent of Enzon thereunder; (ii) reallocate the product options available to Micromet and Enzon thereunder; (iii) confirm the Excluded Field has ceased to apply; and (iv) restructure timing of the annual sublicense maintenance fee payable.
Agreement
     Now, Therefore, and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:
     1. Amendment to Section 1.14. The Parties hereby agree to amend Section 1.14 of the Agreement by appending the following at the end of such Section:
Notwithstanding anything to the contrary in this Agreement, and subject to the exclusions described in the preceding clauses (A) and (B), the “CAT Research Field” with respect to the use or practice of inventions claimed in the PEC Patent will be further restricted to the manufacture, use and sale of Single Chain Antibodies only (not Antibody Products generally) for the prognosis, diagnosis, prophylaxis or treatment of human diseases or conditions.
     2. Addition of Section 1.66. The Parties hereby agree to append the following at the end of Section 1 as new Section 1.66:

1.

1.66 “PEC Patent” means [***].
     3. Amendment to Sections 2.1.3(b), 2.2.2(b) and 2.2.3(b). The Parties hereby agree to amend Sections 2.1.3(b), 2.2.2(b), and 2.2.3(b) of the Agreement, in each case by replacing the words “within [***] days of each anniversary” with the words “[***] of each calendar year in which an anniversary occurs.”
     4. Amendment to Section 3.1.2. The Parties hereby agree to amend Section 3.1.2 of the Agreement by replacing the words “[***] Nominated Targets” with the words “[***] Nominated Targets (which number results from Micromet’s original allocation of [***], the re-allocation of altogether [***] Nominated Targets pursuant to an amendment of this Agreement, and selection, as of November 3, 2003, of one Nominated Target).”
     5. Amendment to Section 3.1.3. The Parties hereby agree to amend Section 3.1.3 of the Agreement by replacing the words “[***]” with the words “[***].”
     6. Amendment to Section 3.1.4. The Parties hereby agree to amend Section 3.1.4 of the Agreement by replacing the words “[***]” with the words “[***].”
     7. Amendment to Schedule I. The Parties hereby agree to amend Schedule I of the Agreement by appending the following at the end of such Schedule: “[***] The rights granted to such patent under this Agreement are solely in the field of manufacture, use or sale of Single Chain Antibodies.”
     8. Expiration of Excluded Field. The Parties acknowledge and agree that, effective as of 22 February, 2004, CAT has ceased to be bound by the Excluded Field restriction pursuant to its agreement with [***] and, consequently, pursuant to the terms of Section 2.2.4 of the Agreement, any restrictions set forth in the Agreement relating to the Excluded Field ceased to apply as of 22 February, 2004.
     9. Execution of Micromet or Enzon Product License Agreement. The Parties agree, prior to executing any Product License Agreement (as defined in the Agreement) under which Micromet or Enzon is to receive a license from CAT, to update the applicable form agreement attached to the Agreement as Schedule IX to remove the restrictions relating to the Excluded Field described in the preceding paragraph of this Amendment.
     10. Execution of CAT Product License Agreement. The Parties agree, prior to executing any Product License Agreement (as defined in the Agreement) under which CAT is to receive a license from Micromet, to update the applicable form agreement attached to the Agreement as Schedule X to include a sublicense under [***] “in the field of manufacture, use or sale” of the applicable Licensed Product.
     11. Warranty and Indemnity. Notwithstanding anything to the contrary in this Agreement, Enzon warrants to CAT that (i) Enzon’s intent hereunder is to provide Micromet and CAT hereunder the same rights under the PEC Patent as they would have received had the

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2.

license to the PEC Patent been included under the Agreement as of 3 September 2003 as part of the Consolidated Patent Portfolio (and as had always been intended by the parties at that time); and (ii) Enzon has not granted any license to any party which would conflict with this provision or the Agreement.
     12. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     13. Effectiveness. This Amendment shall become effective upon the execution hereof by both Parties.
     14. Continuing Effect. Other than as set forth in this Amendment, all of the terms and conditions of the Agreement shall continue in full force and effect.
     In Witness Whereof, the parties have executed this Amendment to Research Cross-License Agreement as of the date first written above.

Micromet AG	Enzon Pharmaceuticals, Inc.

By: /s/ Christian Itin	By: /s/ Jeffrey H. Buchalter

Name: Christian Itin	Name: Jeffrey H. Buchalter

Title: CEO	Title: Chairman, President & CEO
Cambridge Antibody Technology Lmited
By: /s/ Alasdair Moodie
Name: Alasdair Moodie
Title: Assistant General Counsel

3.